IRU AGREEMENT



                     DATED AS OF FEBRUARY 26, 1996

                            BY AND BETWEEN

              QWEST COMMUNICATIONS CORPORATION ("QWEST")

                                  AND

             WORLDCOM NETWORK SERVICES, INC. ("WORLDCOM")











                           TABLE OF CONTENTS
                                                                   Page

RECITALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1

ARTICLE I.       GRANT OF IRU IN QWEST SYSTEM. . . . . . . . . . . . .1

ARTICLE II.      CONSIDERATION FOR GRANT . . . . . . . . . . . . . . .7

ARTICLE III.     CONSTRUCTION OF THE QWEST SYSTEM. . . . . . . . . . .9

ARTICLE IV.      ACCEPTANCE AND TESTING OF WORLDCOM FIBERS . . . . . 11

ARTICLE V.       WORLDCOM CONDUIT SYSTEM . . . . . . . . . . . . . . 12

ARTICLE VI.      DOCUMENTATION . . . . . . . . . . . . . . . . . . . 14

ARTICLE VII.


##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

NEGOTIATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14

ARTICLE VIII.    TERM. . . . . . . . . . . . . . . . . . . . . . . . 15

ARTICLE IX.      SYSTEM CONNECTION . . . . . . . . . . . . . . . . . 16

ARTICLE X.       OPERATIONS. . . . . . . . . . . . . . . . . . . . . 17

ARTICLE XI.      MAINTENANCE AND REPAIR OF THE QWEST SYSTEM
                 AND THE QWEST CONDUIT . . . . . . . . . . . . . . . 17

ARTICLE XII.     PERMITS: PHYSICAL PLANT AND REQUIRED RIGHTS . . . . 18

ARTICLE XIII.    USE OF QWEST SYSTEM . . . . . . . . . . . . . . . . 19

ARTICLE XIV.     INDEMNIFICATION . . . . . . . . . . . . . . . . . . 20

ARTICLE XV.      LIMITATION OF LIABILITY . . . . . . . . . . . . . . 22

ARTICLE XVI.     INSURANCE . . . . . . . . . . . . . . . . . . . . . 22

ARTICLE XVII.    TAXES, FEES AND OTHER GOVERNMENTAL IMPOSITIONS. . . 24

ARTICLE XVIII.   NOTICE. . . . . . . . . . . . . . . . . . . . . . . 28

ARTICLE XIX.     CONFIDENTIALITY . . . . . . . . . . . . . . . . . . 29

ARTICLE XX.      DEFAULT . . . . . . . . . . . . . . . . . . . . . . 30

ARTICLE XXI.     TERMINATION . . . . . . . . . . . . . . . . . . . . 31

ARTICLE XXII.    FORCE MAJEURE . . . . . . . . . . . . . . . . . . . 32

ARTICLE XIII.    ARBITRATION . . . . . . . . . . . . . . . . . . . . 32

ARTICLE XXIV.    WAIVER. . . . . . . . . . . . . . . . . . . . . . . 33

ARTICLE XXV.     GOVERNING LAW . . . . . . . . . . . . . . . . . . . 33

ARTICLE XXVI.    RULES OF CONSTRUCTION . . . . . . . . . . . . . . . 33

ARTICLE XXVII.   ASSIGNMENT AND DARK FIBER TRANSFERS . . . . . . . . 34

ARTICLE XXVIII.  REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . 35

ARTICLE XXIX.    ENTIRE AGREEMENT- AMENDMENT . . . . . . . . . . . . 38

ARTICLE XXX.     NO PERSONAL LIABILITY . . . . . . . . . . . . . . . 38

ARTICLE XXXI.    CONFLICTS OF INTEREST . . . . . . . . . . . . . . . 38

ARTICLE XXXII.   RELATIONSHIP OF THE PARTIES . . . . . . . . . . . . 38

ARTICLE XXXIII.  LATE PAYMENTS . . . . . . . . . . . . . . . . . . . 39

ARTICLE XXXIV.   SEVERABILITY. . . . . . . . . . . . . . . . . . . . 39

ARTICLE XXXV.    COUNTERPARTS. . . . . . . . . . . . . . . . . . . . 39

ARTICLE XXXVI.   CERTAIN DEFINITIONS . . . . . . . . . . . . . . . . 39

ARTICLE XXXVII.  THIRD PARTY WARRANTIES. . . . . . . . . . . . . . . 41

                               EXHIBITS


Exhibit A: QWEST System Description

  Segment I

  Segment 2

  Segment 2A

  Segment 3

  Segment 4

  Segment 5

  Segment 6

  Segment 7

Exhibit B: Construction Specifications

Exhibit C: QWEST Construction Detail Drawings

Exhibit D: Fiber Cable Splicing, Testing, and Acceptance Procedures

Exhibit E: WORLDCOM Fiber Specifications

Exhibit F: Exceptions to Warranty

Exhibit G: Existing Regenerator Site Locations

Exhibit H: WORLDCOM Conduit System Description and Map

Exhibit I: Maintenance Agreement

Exhibit J: Contract Price/Payment Schedule

Exhibit K: As-Built Requirements

                             IRU AGREEMENT


  THIS IRU AGREEMENT (this "Agreement") is made and entered into as of the 26th day of February, 1996, by and between QWEST COMMUNICATIONS CORPORATION, a Delaware corporation ("QWEST"), and WORLDCOM NETWORK SERVICES, INC., a Delaware corporation ("WORLDCOM").

                               RECITALS

  A. QWEST has constructed or is planning to construct a fiber optic communication system as set forth in Exhibit A attached hereto (the "QWEST System").

  B. WORLDCOM desires to be granted the right to use certain optical fibers in the WEST System.

  C. QWEST desires to grant WORLDCOM an exclusive, indefeasible right to use certain fibers in the QWEST System, all upon the terms and conditions set forth below.

  D. WORLDCOM has constructed or is planning to construct a fiber optic conduit system along a route extending from a point near Pevely, Missouri to a point near Indianapolis, Indiana as set forth on Exhibit H attached hereto (the "WORLDCOM Conduit System").

  E. QWEST desires to be granted the right to use one conduit within the WORLDCOM Conduit System.

  F. WORLDCOM desires to grant to QWEST an exclusive, indefeasible right to use one conduit within the WORLDCOM Conduit System, all upon the terms and conditions set forth below.

  Accordingly, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                              ARTICLE I.

                     GRANT OF IRU IN QWEST SYSTEM

  1.1  (a)  Effective as of the Acceptance Date (as defined in
Section 4.3) for each particular Segment (as defined below in this
Section 1. 1) delivered hereunder, and subject to the provisions of Sections 1.2 and 1.3 below, QWEST hereby grants to WORLDCOM (i) an exclusive, Indefeasible Right of Use (as defined in Section 36.1(f)), for the purposes described herein, in twenty-four (24) "Dark Fibers" (as defined in Section 36.1(c)), to be specifically identified, in the QWEST System between each of the city pairs identified below under "Basic Segments," "QWEST Optional Segments," and "WORLDCOM Optional Segments" (each being referred to as a "Segment"), and (ii) an associated and non-exclusive Indefeasible Right of Use, for the purposes described herein, in the tangible and intangible property needed for the operation of such Dark Fibers, including, but not limited to, the associated QWEST System rights-of-way, easements and conduit, subject to underlying real property and contractual limitations and restrictions, but in any event excluding any electronic or optronic equipment (collectively, the "QWEST Associated Property"), for the Term defined in Section 8.1, all on the terms and subject to the conditions set forth herein (collectively with the IRUs granted or to be granted under clauses (b) and (c) below, the "WORLDCOM IRU"). The Dark Fibers subject to the WORLDCOM IRU are referred to collectively as the "WORLDCOM Fibers."

       Basic Segments:

       1:   Dallas - Houston

       2:   Denver - El Paso

       2A:  Lamy - Santa Fe

       3:   Salt Lake City - Santa Clara

       QWEST Optional Segments:

       4:   Oakland - Portland

       5:   Cleveland - Boston

       6:   Portland - Seattle

       WORLDCOM Optional Segment:

       7:   Kansas City, Missouri - St. Louis

       (b)  If, pursuant to Section 1.2, QWEST elects to construct
Segment 4, QWEST hereby grants to WORLDCOM an option, exercisable at any time and from time to time until 5:00 p.m. Central Standard Time on the day that is five (5) business days following the date WORLDCOM receives QWEST's notice of its election to construct Segment 4, to acquire an Indefeasible Right of Use in up to an additional twenty-four (24) Dark Fibers, to be specifically identified (including the applicable QWEST Associated Property), in the QWEST System on that portion of Segment 3 between Santa Clara and Oakland, California for the Term and on the terms and subject to the conditions set forth herein (which, if fully exercised, will result in WORLDCOM having an IRU in a total of forty-eight (48) fibers along such portion of Segment 3). In consideration for such grant, WORLDCOM shall pay to QWEST an amount equal to the incremental cost to QWEST, as described in Exhibit J, of such twenty-four (24) additional fibers, including splicing and testing, payable pursuant to the payment schedule set forth in Section 2.1(b) with respect to Segment 4. WORLDCOM shall notify QWEST in writing by such time whether it has elected to exercise such option. Failure to notify QWEST by such time shall be deemed a waiver of all WORLDCOM's rights in such option, to the extent not theretofore exercised. If and to the extent that WORLDCOM exercises such option, notwithstanding that such Dark Fibers constitute a portion of Segment 3, the IRU in the Dark Fibers and QWEST Associated Property as to which the option is exercised automatically thereupon, effective as of the Acceptance Date of Segment 4, shall be granted hereunder without any further action by the parties, and shall be considered part of the WORLDCOM IRU for all purposes of this Agreement.

       (c) If, pursuant to Section 1.2, QWEST elects to construct Segment 6, effective as of the Acceptance Date for such Segment, QWEST hereby grants to WORLDCOM an Indefeasible Right of Use in an additional two (2) Dark Fibers (including the applicable QWEST Associated Property) on the portion of such Segment from WORLDCOM's "POP" (as defined in Section 36.1) in Portland to the point on the QWEST System right-of-way that passes closest to the Union Pacific Railroad Albina Yard (the "Portland/U.P. Fibers") at the Incremental Cost to QWEST of such two (2) Dark Fibers, including splicing and testing, payable according to the same payment schedule applicable to Segment 6 described in Section 2. 1 (b).

  1.2 QWEST will have (i) until 5:00 p.m. Central Standard Time on June 19,1996 in which to determine whether or not it will construct either of Segments 4 or 5, and (ii) until __ 5:00 p.m. Central Standard Time on March 3, 1996 to decide whether or not it will construct Segment 6. QWEST shall notify WORLDCOM in writing by such relevant times whether it has elected to construct such Segment. Failure of QWEST to notify WORLDCOM of QWEST's intent within such times shall be deemed an election by QWEST not to undertake the obligation to proceed with construction. The election of QWEST not to construct any one of Segments 4, 5, or 6 shall not affect its obligations with respect to Segments 1, 2, 2A or 3 or any other Segment which it elects to construct.

  1.3 WORLDCOM shall have an option exercisable until 5:00 p.m. Central Standard Time on June 19, 1996 to elect to obtain an Indefeasible Right of Use in twenty-four (24) Dark Fibers, to be specifically identified (including the applicable QWEST Associated Property), in the existing QWEST System Segment between Kansas City, Missouri and St. Louis, Missouri (Segment 7) at a price of $


##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

     per route mile, payable as set forth in Exhibit J. WORLDCOM shall notify QWEST in writing by such time whether it has elected to exercise such option. Failure to notify QWEST by such time shall be deemed a waiver of all WORLDCOM's rights in such option. Not more than ten (IO) days following WORLDCOM's receipt of written notice from QWEST of QWEST's intent to order fiber for Segment 7, WORLDCOM shall notify QWEST of the end points within the existing QWEST System for Segment 7. The construction schedule and delivery dates for this Segment shall be subject to the mutual agreement of the parties, which agreement (i) shall be entered into not later than September 3, 1996,
(ii) shall provide for a delivery date that is not prior to the date that is 180 days after the date of such agreement and not more than three hundred sixty (360) days after the date of such agreement, and
(W) otherwise shall be subject to the terms, conditions, and specifications of this Agreement.

  1.4 Subject to extension for delays described in Article XXII, the Scheduled Delivery Date for completion of all construction, installation, Fiber Acceptance Testing and hand-over to WORLDCOM of the WORLDCOM Fibers on each of the following Segments shall be as set forth below:

            Segment                       Scheduled Delivery Date

       1:  Dallas -Houston                April 30, 1996

       2:  Denver -El Paso                July 19, 1996

       2A:  Lamy -Santa Fe                July 19, 1996

       3:  Salt Lake City - Santa Clara   July 19, 1996

       4:  Oakland - Portland             Within 540 days following
                                          QWEST's decision required
                                          pursuant to Section 1.2 above.

       5:  Cleveland - Boston             Within 540 days following the
                                          QWEST decision required
                                          pursuant to Section 1.2 above.

       6:  Portland - Seattle             January 31, 1997

  1.5 (a) Subject to extension for delays described in Article XXII, QWEST shall use reasonable commercial efforts to complete all construction and testing obligations with respect to each Segment by the applicable Scheduled Delivery Date. In the event QWEST does not deliver a Segment by the respective Scheduled Delivery Date, during the first ten (10) days of the cure period with respect to such default provided in Section 20.2, a designated senior representative with decision-making authority of each of QWEST and WORLDCOM shall meet to discuss the status of construction, the reason(s) for the failure to meet the Scheduled Delivery Date, and possible mutual efforts that could be undertaken in order to complete the construction of the relevant Segment in the most expeditious manner feasible under the circumstances. If such representatives, using their best efforts, are unable within such period to mutually agree upon the manner in which construction of such Segment is to be completed, and such default is not otherwise cured within the period permitted under
Section 20.2, then WORLDCOM shall have the option, at its sole discretion, to take over the design, engineering, installation, construction, splicing and testing (including, without limitation, all the activities referred to in Articles III and IV) of such Segment.
In the event WORLDCOM takes over such activities on any Segment as permitted hereunder, QWEST will cooperate fully with WORLDCOM to finish such Segment and shall directly pay WORLDCOM, when due, for all Costs of WORLDCOM associated with, or incurred in connection with, the completion of such Segment.

       (b) If the Scheduled Delivery Date for any Segment has been extended as the result of a Force Majeure delay described in Article XXII for a period of six (6) months (the "Six-Month Force-Majeure Period"), and at the end of such Six-Month Force Majeure Period there is no reasonably apparent probability of the cessation, termination or resolution of the event or occurrence causing such Force Majeure delay within ninety (90) days after the end of the Six-Month Force Majeure Period, then (i) if the Segment or Segments affected by such Force Majeure event include any of Segments 1, 2, 3 or 7, WORLDCOM shall have the right, in its sole discretion, to terminate this Agreement with respect to such Segment or Segments, in which case all rights and obligations of WORLDCOM with respect to such Segment or Segments shall terminate, and QWEST shall repay to WORLDCOM any and all amounts previously paid hereunder with respect to such Segment or Segments (which repayment shall be WORLDCOM's sole and exclusive remedy in the event it exercises such right to terminate) and (ii) if the Segment or Segments affected by such Force Majeure event include any other
Segment to be delivered hereunder, each of QWEST and WORLDCOM shall designate one or more senior representatives with decision-making authority who shall promptly and, thereafter during a period of not less than sixty (60) days after the Six-Month Force Majeure Period,
(A) meet to discuss in good faith and (B) use their mutual best efforts to implement, all possible and practical means by which such delay might be terminated, avoided or resolved, including, without limitation, possible modifications to the route or manner of construction of the affected Segment. If, by the end of such sixty-day discussion period the parties determine that there is no reasonably possible course of action available that would serve to terminate, avoid or resolve the Force Majeure delay, then the provisions of this Agreement with respect to the affected Segment, and all rights and obligations of the parties with respect to such Segment, shall terminate, subject to the provisions of Section 21.3; provided that the amount of consideration, if any, to be paid in respect of such termination shall be negotiated by the parties in good faith based upon the applicable facts and circumstances at the time, including, without limitation, the percentage completion of the affected Segment, the cities or POPs to which connectivity has been established prior to such delay, and the resultant commercial value or potential commercial value of the completed portion of the affected Segment, and the particular facts and circumstances of the delay event.

  1.6  QWEST shall have an option, exercisable until 5:00 p.m.
Central Standard Time on June 19, 1996, to elect to obtain an Indefeasible Right of Use in twelve (12) Dark Fibers in WORLDCOM's existing fiber optic cable between San Jose and San Francisco, California, including the applicable WORLDCOM Associated Property (as defined in Section 5.1) (the "Optional QWEST IRU"). QWEST shall notify WORLDCOM in writing by such time whether it has elected to exercise such option. Failure to notify WORLDCOM by such time shall be deemed a waiver of all QWEST's rights in such option. If such option is exercised, the Optional QWEST IRU shall be for a term of forty-eight (48) months, or until such earlier time as QWEST, at its sole option and discretion, shall have constructed, installed and activated its own fiber optic cable system along such route; provided that QWEST shall give WORLDCOM not less than six (6) months prior written notice of the earlier date on which the Optional QWEST IRU shall terminate. As consideration for the grant to QWEST of the Optional QWEST IRU, QWEST shall grant to WORLDCOM, for a term running concurrently with the term of the Optional QWEST IRU, (i) an assignment of, or other equivalent access interest in, the right to use twelve (12) Dark Fibers in the CalTrans fiber optic cable system spanning the Bay Bridge (the "CalTrans Fibers"), (ii) an Indefeasible Right-of Use in twelve (12) Dark Fibers in QWEST's fiber optic system from each of the end points of the CalTrans Fibers to WORLDCOM's POP located at 274 Brannon Street in San Francisco, on the one hand, and WORLDCOM's POP in Oakland identified in Exhibit A with respect to Segment 4, on the other, including the applicable QWEST Associated Property (the "Connective IRU'), and (iii) an Indefeasible Right of Use in twelve (12) Dark Fibers in the QWEST System in that portion of Segment 3 from Oakland to Santa Clara, including the applicable QWEST Associated Property (the "O/SC IRU"); provided that, to the extent the aggregate route miles of the CalTrans Fibers, the Connective IRU and the O/SC IRU exceed the route miles of the Optional QWEST IRU, WORLDCOM shall pay to QWEST an amount equal to the incremental Cost to QWEST, as indicated in Exhibit J, of the twelve (12) Dark Fibers subject to the O/SC IRU, including splicing and testing, for the number of route miles by which the aggregate route miles of the CalTrans Fibers, the Connective IRU and the O/SC IRU exceed the route miles of the Optional QWEST IRU. Upon the expiration of the term of the Optional QWEST IRU, all rights of WORLDCOM in, to and under the CalTrans Fibers, the Connective IRU and the O/SC IRU shall terminate; provided that if QWEST elects to terminate the Optional QWEST IRU earlier than forty-eight (48) months from the date hereof, WORLDCOM may elect, by written notice to QWEST, to extend and continue its rights in the CalTrans Fibers for the remainder of such forty-eight
(48) months, in which case WORLDCOM shall pay to QWEST any and all costs incurred by QWEST in maintaining its rights in and to the CalTrans Fibers during such period; and provided further that WORLDCOM may elect, by written notice to QWEST, to extend and continue the Connective IRU and the O/SC IRU for the remaining Term of the WORLDCOM IRU (in which case, from and after such time the Connective IRU and the O/SC IRU shall be part of the WORLDCOM IRU hereunder). In consideration of any such extension of the O/SC IRU, WORLDCOM shall pay to QWEST an amount equal to the difference between (A) the payment made by WORLDCOM pursuant to the proviso in the preceding sentence, and (B) QWEST's total incremental Cost of the twelve (12) Dark Fibers subject to the Connective IRU and the O/SC IRU, including splicing and testing. If QWEST elects to exercise its option to acquire the Optional QWEST IRU, all of the foregoing shall be memorialized in a separate definitive agreement, incorporating the foregoing provisions and generally providing for the same rights and obligations of the parties as are provided herein with respect to the WORLDCOM IRU.

  1.7 If, pursuant to Section 1.2, QWEST does not elect to build Segment 6, WORLDCOM hereby grants QWEST an option, exercisable at any time until 5:00 p.m. Central Standard Time on March 3, 1996, to acquire from WORLDCOM an Indefeasible Right of Use in forty-eight (48) Dark Fibers, to be specifically identified (including applicable WORLDCOM Associated Property), in any fiber optic communications system along substantially the same route as that of Segment 6 that WORLDCOM may elect to build (the "WORLDCOM Portland/Seattle System"), for the Term and on the terms and subject to the conditions set forth herein. QWEST shall notify WORLDCOM in writing by such date whether it has elected to exercise such option, and failure to notify WORLDCOM by such date shall be deemed a waiver of all QWEST's rights in such option. In consideration of the grant of such IRU, QWEST shall pay to WORLDCOM (i) with respect to twenty-four (24) of the Dark Fibers subject to such IRU, an amount equal to the route miles of the WORLDCOM Portland/Seattle System multiplied by $



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



per route mile, and (ii) with respect to twenty-four (24) of the Dark Fibers subject to such IRU, an amount equal to the incremental cost to WORLDCOM of such twenty-four (24) Dark Fibers, including installation, splicing and testing as set forth in Exhibit J; provided that, with respect to the twenty-four (24) Dark Fibers subject to the foregoing clause (ii), the grant of the IRU in, and the delivery to QWEST of, such Dark Fibers shall be subject to and conditioned upon QWEST's prior written notification to WORLDCOM that QWEST has commenced construction of the Optional Phoenix/Los Angeles Segment, as that term is defined in Section 1.8. All such amounts shall be payable according to the payment methodology applicable under Section 2.2(b).

  1.8 If, after the date hereof, QWEST shall notify WORLDCOM in writing that it has determined, in its sole discretion, to design, engineer, construct and install a fiber optic communications system between the cities of Phoenix, Arizona and Los Angeles, California (the route of which system includes San Diego, California) (the "Optional Phoenix/Los Angeles Segment"), then WORLDCOM shall have the option, exercisable at any time until 5:00 p.m. Central Standard Time, or the date that is thirty (30) days after WORLDCOM's receipt of such notice from QWEST, to acquire from QWEST an IRU in twenty-four (24) Dark Fibers, to be specifically identified, in the Optional Phoenix/Los Angeles Segment for the remaining Term of this Agreement. WORLDCOM shall notify QWEST in writing by such time whether it has elected to exercise the option with respect to the Optional Phoenix/Los Angeles Segment, and failure to notify QWEST by such time shall be deemed a waiver of all of WORLDCOM's rights in such option. If QWEST elects to construct the Optional Phoenix/Los Angeles Segment, then (i) the end points and construction and delivery schedule for the Optional Phoenix/Los Angeles Segment shall be as the parties shall mutually agree at the time of such exercise of the option and (H) in consideration of the grant by QWEST of the IRU in the Optional Phoenix/Los Angeles Segment, WORLDCOM shall pay to QWEST an amount equal to the route miles of the Optional Phoenix/San Diego Segment multiplied by $



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



per route mile.

                              ARTICLE II.

                        CONSIDERATION FOR GRANT

  2.1 In addition to the amounts required to be paid pursuant to Sections 1.1(b) and 1.1(c) as full and complete payment for the grant of the WORLDCOM IRU as contemplated in Article I, and subject to performance by QWEST of its obligations hereunder, WORLDCOM agrees to pay to QWEST (i) the aggregate amount of $



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 for Segments 1, 2 and 3 (the "Segment 1-3 Contract Price"), allocated among such Segments as set forth in Exhibit J and payable according to the schedule set forth in clause (a) below, (ii) the aggregate amount of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 for Segments 4, 5 and 6 (the "Segment 4-6 Contract Price"), allocated among such Segments as set forth in Exhibit J and payable according to the schedule set forth in clause (b) below, (iii) $



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



for Segment 2A (the "Segment 2A Contract Price"), payable according to the schedule set forth in clause (a) below, and (iv) $



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



per route mile for Segment 7 (in the aggregate, the "Segment 7
Contract Price"), payable according to the schedule set forth in clause (b) below.

       (a)  The Segment 1-3 Contract Price and the Segment 2A
Contract Price shall be paid as follows:

            (i)  An initial deposit of (A)



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% of the Segment 1-3 Contract Price and (B)



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% of the Segment 2A Contract Price is due and payable ten (10) days after execution hereof.

            (ii) The prorated cost of the WORLDCOM Fiber to be incorporated in each of Segments 1, 2, 2A and 3, including any and all taxes thereon (the aggregate cost of which for each Segment is as set forth in Exhibit J), is due and payable ten (10) days after each submission by QWEST to WORLDCOM of an invoice it has received from the fiber vendor for such WORLDCOM Fiber.

            (iii)



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% of the remaining balance of (A) the Segment 1-3 Contract Price attributable to each of Segments 1, 2 and 3, as indicated in Exhibit J, and (B) the Segment 2A Contract Price, in each case after taking into account the foregoing payments under clauses (i) and (ii) above (with respect to each such Segment, the "Remaining Balance"), is payable ten (10) days after QWEST notifies WORLDCOM in writing that such Segment is



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% completed, based on percentage installation of the fiber in such Segment.

            (iv)



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% of the Remaining Balance is payable ten (10) days after QWEST notifies WORLDCOM in writing that the Segment is



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% completed, based on percentage installation of the fiber in such Segment.

            (v)



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% of the Remaining Balance is payable ten (10) days after QWEST notifies WORLDCOM in writing that the Segment is



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% completed, based on percentage installation of the fiber in such Segment.

            (vi)



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% of the Remaining Balance is payable ten (10) days after the Acceptance Date of such Segment.

            (vii)     A final payment of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% of the Remaining Balance is due and payable ten (10) days after the delivery of final As-Builts for such Segment.

       (b) The Segment 4-6 Contract Price and the Segment 7 Contract Price shall be paid as follows:

            (i)  An initial deposit of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% of (A) the Segment 4-6 Contract Price attributable to each of Segments 4, 5 and 6, as indicated in Exhibit J, is due and payable ten
(10) days after notification by QWEST that it has elected to construct any such Segment and (B) the Segment 7 Contract Price is due and payable ten (10) days after notification by WORLDCOM that it has exercised its option with respect to such Segment.

            (ii) The prorated cost of the WORLDCOM Fiber to be incorporated in each of Segments 4, 5, 6 and 7, including any and all taxes thereon (the aggregate cost of which for each Segment is as set forth in Exhibit J), is due and payable within ten (10) days after each submission by QWEST to WORLDCOM of an invoice it has received from the fiber vendor for such WORLDCOM Fiber.

            (iii) Monthly progress payments shall be made with respect to each such Segment as it is being constructed, such that, after taking into account the foregoing payments under clauses (i) and
(ii) above, and the reserve required to be paid pursuant to clause
(iv) below, the remaining balance is paid on a pro rata basis according to the progress payment schedule described in Exhibit J.

            (iv) A final payment of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% of (A) the Segment 4-6 Contract Price attributable to each of Segments 4, 5 and 6, as indicated in Exhibit J, and (B) the Segment 7 Contract Price is due and payable within ten (10) days after the delivery of final As-Builts for each such Segment.

  2.2 In addition to the amounts payable under Section 2. 1, WORLDCOM shall be responsible to pay directly or reimburse QWEST for the pass-through expenses required to be paid pursuant to Article
XVII.

  2.3 All payments to QWEST set forth in this Article II shall be made by wire transfer of immediately available funds to the account or accounts designated by QWEST.

                             ARTICLE III.

                   CONSTRUCTION OF THE QWEST SYSTEM

  3.1 To the extent any Segment is not completed as of the date hereof, subject to the provisions of Sections 1.2 and 1.3, as applicable, QWEST shall design, engineer, install, construct, and test the QWEST System comprised of such Segments on the terms and subject to the conditions set forth herein.

  3.2 Subject to the provisions of Sections 1.2 and 1.3, as applicable, QWEST shall engineer and design Segments 4, 5 and 6 (and any other Segment if and to the extent that conduit construction is not completed on the date hereof) consistent with the construction specifications set forth in Exhibit B, including preparation of construction drawings, bills of materials, materials specifications and materials requisitions. The specifications covering the construction and testing of such Segments shall be as set forth in Exhibit C and Exhibit D, respectively.

  3.3 Subject to the provisions of Sections 1.2 and 1.3, as applicable, with respect to Segments 4, 5 and 6 (and any other Segment if and to the extent that conduit construction is not completed on the date hereof), QWEST shall perform, in accordance with QWEST's standard engineering practices, all necessary engineering, design and construction activities necessary to install, test and deliver the WORLDCOM Fibers in accordance with the provisions hereof.

  3.4 Subject to the provisions of Sections 1.2 and 1.3, as applicable, with respect to Segments 4, 5 and 6 (and any other Segment if and to the extent that conduit construction is not completed on the date hereof), QWEST shall perform, in accordance with QWEST's standard commercial practices and as deemed necessary or appropriate in QWEST's reasonable business judgment, all necessary right-of-way, easement and land acquisition activities necessary to install, test and deliver the WORLDCOM Fibers in accordance with the provisions hereof, free from interference by, or infringement of the rights of, third parties.

  3.5 QWEST shall procure all materials to be incorporated in and to become a permanent part of the QWEST System with respect to the Segments delivered hereunder.

  3.6 Subject to the provisions of Sections 1.2 and 1.3, as applicable, QWEST shall perform, in accordance with its standard commercial practices, all supervisory and inspection services relating to the construction of Segments 4, 5 and 6 (and any other Segment if and to the extent that conduit construction is not completed on the date hereof), including, without limitation:

       (a) Performing construction inspection prior to completion of each such Segment to assure that all construction shall be in accordance with the specifications, drawings, easement provisions, provisions of this Agreement, and applicable codes. WORLDCOM shall have the right, but not the obligation, to inspect all right-of-way documents pertinent to each such Segment (to the extent that the terms of each such document permits disclosure to WORLDCOM), and the installation, splicing and testing of the WORLDCOM Fiber incorporated in such Segments during the course and at the time of the relevant design, construction and installation periods for each portion of such Segment.

       (b) Preparing bimonthly engineering progress reports and construction progress reports.

  3.7 Upon WORLDCOM's written request, QWEST shall make available for inspection by WORLDCOM copies of all information, documents, reports, permits, drawings and specifications generated, obtained or acquired by QWEST in performing its duties pursuant to this Article III (to the extent that the terms of each such document or the legal restrictions applicable to such information or document permits disclosure to WORLDCOM).

  3.8 Exhibit G ("Existing Regeneration Sites") sets forth the existing sites along the QWEST System right-of-way at which regeneration facilities currently are located on that portion of Segment 3 between Santa Clara and Salt Lake City. In the event that WORLDCOM desires to locate and construct or share regeneration facilities at any of such sites, or at any additional potential sites along the QWEST System that QWEST may make available, assuming (i) the availability of adequate and sufficient real property rights, space, and right-of-way access, and (ii) the receipt of all requisite permits, approvals and authorizations, either (A) QWEST shall grant to WORLDCOM an IRU for the purpose of permitting WORLDCOM to locate and construct regeneration facilities at such sites, or (B) if the parties desire to share regeneration facilities, and further assuming that the parties are able to agree upon the specific location, specifications and costs applicable thereto, QWEST and WORLDCOM shall enter into a separate Regeneration Sharing Agreement setting forth the terms and conditions with respect thereto.

  3.9 Except for such portions of the Segments that are already so constructed, no aerial construction or installation of the Segments shall be allowed, except for discrete short pieces of Segments for which QWEST presents to WORLDCOM its proposed design for WORLDCOM's review and approval, which approval shall not be unreasonably withheld.

  3.10 With the exception of those existing fibers on that portion of Segment 3 between Santa Clara, California and Roseville, California (which are Coming SNT-DS), all fiber included in the WORLDCOM Fibers and all fibers incorporated in the WORLDCOM Portland/Seattle System shall be Coming SNT-LS non-zero dispersion-shifted or equivalent, and shall meet or exceed the fiber specifications set forth in Exhibit E. The fibers subject to the Optional QWEST IRU shall be the equivalent of Coming SMR-28. Wherever feasible, other than the Portland/U.P. Fibers, all such fibers shall be contained in discrete buffer tubes that are not shared with any other third party.

                             ARTICLE IV.

               ACCEPTANCE AND TESTING OF WORLDCOM FIBERS

  4.1 QWEST shall test all WORLDCOM Fibers in accordance with the procedures specified in Exhibit D ("Fiber Acceptance Testing") to verify that the WORLDCOM Fibers are installed and operating in accordance with the specifications described in Exhibits D and E. Fiber Acceptance Testing shall progress span by span along each Segment to be constructed hereunder as cable splicing progresses, so that test results may be reviewed in a timely manner. QWEST shall provide WORLDCOM reasonable advance notice of the date and time of each Fiber Acceptance Testing (each of which shall take place during normal business hours) such that WORLDCOM shall have the right, but not the obligation, to have a person or persons present to observe QWEST's Fiber Acceptance Testing. QWEST shall promptly provide WORLDCOM with a copy of the test results.

  4.2 In the event the results of the tests of the WORLDCOM Fibers show the WORLDCOM Fibers not to be operating within the parameters of the applicable specifications, WORLDCOM shall notify QWEST in writing that some or all portions of the WORLDCOM Fibers are unacceptable. Thereupon, QWEST shall expeditiously take such action as shall be reasonably necessary, with respect to such portion of the WORLDCOM Fibers as do not operate within the parameters of the applicable specifications, to bring the operating standards of such portion of the WORLDCOM Fibers within such parameters.

  4.3 If and when QWEST notifies WORLDCOM that the test results of the Fiber Acceptance Testing are within the parameters of the specifications in Exhibits D and E with respect to an entire Segment, WORLDCOM shall provide QWEST with a written notice accepting the WORLDCOM Fibers. If WORLDCOM fails to notify QWEST of its acceptance or rejection of the final test results with respect to the WORLDCOM Fibers comprising a Segment within ten (10) days after WORLDCOM's receipt of notice of such test results, WORLDCOM shall be deemed to have accepted such Segment. The date of such notice of acceptance (or deemed acceptance) of all WORLDCOM Fibers for each Segment shall be the "Acceptance Date" for such Segment.

                              ARTICLE V.

                        WORLDCOM CONDUIT SYSTEM

  5.1 QWEST is hereby granted the option, exercisable until 5:00 p.m. Central Standard Time on March 3, 1996, to elect to obtain from WORLDCOM (i) an exclusive, Indefeasible Right of Use, for the purposes described herein, in an installed, empty innerduct fiber optic conduit between Pevely, Missouri and Indianapolis, Indiana (the "QWEST Conduit"), and (ii) the associated non-exclusive Indefeasible Right of Use, for the purposes described herein, in the tangible and intangible property needed for the operation of such conduit, including, but not limited to, the associated WORLDCOM Conduit System rights-of-way, easements and conduit, subject to underlying real property and contractual limitations and restrictions, but in any event excluding any electronic or optronic equipment (collectively, the "WORLDCOM Associated Property"), for the Term defined in Section 8.1 and for the consideration described in Section 5.6 below. QWEST shall notify WORLDCOM in writing by such time whether it has elected to exercise such option. Failure to notify WORLDCOM by such time shall be deemed a waiver of all QWEST's rights in such option. In the event QWEST exercises this option, WORLDCOM shall install in the QWEST Conduit a fiber optic cable to be supplied by QWEST. Such cable supplied by QWEST shall be sufficient to meet the Cable Installation specifications set forth in Exhibit B. QWEST shall be responsible for its own splicing and testing of such cable. QWEST shall reimburse WORLDCOM for WORLDCOM's actual cost of such installation and any related inspection and supervision (not to exceed WORLDCOM's actual contract cost for installation plus up to $



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



per mile for supervision costs, provided that such supervision costs shall not be duplicative of the maintenance fee payable with respect to the QWEST Conduit under the Maintenance Agreement (to be entered into pursuant to Article XI). Such installation shall be made at such time as QWEST shall notify WORLDCOM in writing, but in any event not later than two (2) years after the date hereof.

  5.2 If QWEST exercises the option as set forth in Section 5.1, WORLDCOM shall design, engineer, install and construct the WORLDCOM Conduit System and the QWEST Conduit, including preparation of necessary construction drawings, bills of materials, materials specifications and materials requisitions, and the performance of all necessary surveying, mapping and permitting, all in accordance with the specifications and drawings set forth in Exhibits B and H.

  5.3 WORLDCOM shall perform, in accordance with WORLDCOM's standard commercial practices and as deemed necessary or appropriate in WORLDCOM's reasonable business judgment, all right-of-way, easement, and other land acquisition activities necessary to install, test and deliver the QWEST Conduit in accordance with the provisions hereof, free from interference by, or infringement of the rights of, third parties.

  5.4 WORLDCOM shall procure all materials to be incorporated in and to become a permanent part of the WORLDCOM Conduit System.

  5.5 WORLDCOM shall perform all supervisory and inspection services, including, without limitation:

       (a) Performing construction inspection prior to completion of the WORLDCOM Conduit System to assure that all construction shall be in accordance with the specifications, drawings, easement provisions, provisions of this Agreement, and applicable codes. QWEST shall have the right, but not the obligation, to inspect all right-of-way documents pertinent to the WORLDCOM Conduit System (to the extent that the terms of such documents permit such disclosure) and to inspect the construction and installation of the WORLDCOM Conduit System and the subsequent installation of the QWEST cable installed therein.

       (b)  Preparing bimonthly construction progress reports.

  5.6 As full and complete payment for the grant of an IRU in the QWEST Conduit, QWEST, if it exercises the option set forth in Section 5.1, shall pay to WORLDCOM an amount equal to $



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



multiplied by the total route miles of the QWEST Conduit as shown by WORLDCOM's drawings, which aggregate amount shall be payable according to the following schedule: (i)



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% shall be due and payable ten (10) days after QWEST's exercise of the option;



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% shall be due and payable ten (10) days after WORLDCOM notifies QWEST in writing that the QWEST Conduit is



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% completed; (iii)



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% shall be due and payable ten (10) days after WORLDCOM notifies QWEST in writing that construction of the QWEST Conduit has been



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% completed in accordance with the specifications set forth in Exhibit B (which payment by QWEST shall constitute QWEST's acceptance of the QWEST Conduit as of such date (the "QWEST Conduit Acceptance Date")); and (iv) a final payment of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



% shall be due and payable ten (10) days after the delivery of final As-Builts for the QWEST Conduit. All payments to WORLDCOM set forth in this Section 5.6 shall be made by wire transfer of immediately available funds to the account or accounts designated by QWEST.

  5.7 QWEST acknowledges and agrees that the QWEST Conduit may only be used as a conduit for fiber optic or other telecommunications cable. WORLDCOM acknowledges and agrees that it has no right to use the QWEST Conduit during the Term hereof, and that WORLDCOM shall keep the QWEST Conduit free from any liens, rights or claims of any third party attributable to WORLDCOM that adversely affects or impairs QWEST's exclusive use of the QWEST Conduit hereunder.

                              ARTICLE VI

                             DOCUMENTATION

  6.1 Not later than one hundred eighty (180) days after the Acceptance Date for each Segment, QWEST shall provide WORLDCOM with the following documentation with respect to such Segment:

       (a) As-built drawings in accordance with the requirements described in Exhibit K ("As-Builts").

       (b) Technical specifications of the optical fiber cable and associated splices and other equipment placed in the Segment.

  6.2 Not later than one hundred eighty (180) days after the QWEST Conduit Acceptance Date, WORLDCOM shall provide QWEST with As-Built drawings in accordance with the requirements described in Exhibit K.

                              ARTICLE VII





##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



NEGOTIATION

  7.1 WORLDCOM and QWEST shall commence promptly hereafter, and thereafter participate together in good faith negotiations with



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



Corporation, in order to remove with respect to QWEST the existing exclusivity provisions contained in WORLDCOM's existing right-of-way agreement with



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 . This negotiation would include issues related to the consideration to be received by WORLDCOM for relief of such exclusivity provisions (the sufficiency of which shall be determined solely by WORLDCOM), the terms and conditions of QWEST's right to construct on such portions of the



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 right-of-way, as well as the operational limitations to be applied in the event of any construction by QWEST on



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 right-of-way subject to such exclusivity provisions. The parties acknowledge that it is their objective to reach a definitive agreement with



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 within one hundred eighty (180) days after the date hereof and shall use their mutual best efforts to meet such goal; provided that if for any reason no agreement has been reached within one year after the date hereof, the parties shall have no further obligation under this
Section 7.1. If such negotiations prove to be successful, the parties agree to negotiate in good faith the terms and conditions on which QWEST would construct a fiber optic system on the



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 right-of-way, the definitive agreement for which in any event shall provide that (i) QWEST shall be responsible for the cost of any and all damage to any WORLDCOM property or facilities on



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 right-of-way as a result of QWEST's activities thereon and (ii) QWEST shall be responsible for the cost of all reasonable construction oversight and inspection undertaken by WORLDCOM with respect to QWEST's construction activities. If such negotiations are unsuccessful, there shall be no effect on the IRUs granted hereunder.

                             ARTICLE VIII.

                                 TERM

  8.1 The term of this Agreement shall begin on the date hereof and, subject to the provisions of Sections 8.2 and 8.3, terminate with respect to the QWEST System and the WORLDCOM Conduit System at the end of the economically useful life of the WORLDCOM Fibers and the QWEST Conduit, respectively (the "Term").

  8.2 In any event, unless the parties otherwise agree to the contrary in writing with respect to either, the end of the economically useful life of the WORLDCOM Fibers and the QWEST Conduit shall not be earlier than



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 years, nor later than the date of the expiration or termination of the real property rights-of-way and/or easements underlying the QWEST System and the WORLDCOM Conduit System, respectively (subject to the obligations of QWEST and WORLDCOM under Sections 12.1 and 12.3, respectively, to maintain such underlying real property rights for a period of not less than



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 years from the date hereof).

  8.3 In the event that WORLDCOM determines that any one or more of the Segments has reached the end of its economically useful life and desires to not retain the IRU with respect to any such Segment or Segments, WORLDCOM shall have the right to abandon its IRU with respect to such Segment(s), in which event all rights to the use thereof shall revert to QWEST without reimbursement of any fees or other payments previously made with respect thereto, and from and after such time WORLDCOM shall have no further rights or obligations hereunder with respect to such abandoned Segment(s). In the event that QWEST determines that the QWEST Conduit or any portion thereof has reached the end of its economically useful life and desires to no longer operate or maintain all or any portion of the QWEST Conduit, QWEST shall have the right to abandon its IRU with respect thereto, in which event all rights to the use thereof shall revert to WORLDCOM without reimbursement of any fees or other payments previously made with respect thereto and, from and after such time, QWEST shall have no further rights or obligations hereunder with respect to such abandoned portion of the QWEST Conduit.

  8.4 It is understood and agreed by the parties that QWEST must and does maintain legal title to the entire QWEST System subject to the WORLDCOM IRU. Notwithstanding this, it is understood and agreed that the grant of the WORLDCOM IRU shall be treated for accounting and federal and all applicable state income tax purposes as the sale and purchase of the WORLDCOM Fibers and the WEST Associated Property, and that on and after the Acceptance Date for each particular Segment, WORLDCOM shall be treated as the owner of the WORLDCOM Fibers and the QWEST Associated Property associated with such Segment for such purposes. Similarly, WORLDCOM shall retain legal title to any and all of the WORLDCOM Conduit System, subject to the IRU granted to QWEST in the QWEST Conduit hereunder. However, it is understood and agreed that the grant of the IRU in the QWEST Conduit and the WORLDCOM Associated Property shall be treated for accounting and federal and all state income tax purposes as the sale and purchase of the QWEST Conduit, and that on and after the QWEST Conduit Acceptance Date, QWEST shall be treated as the owner of the QWEST Conduit for such purposes. The parties agree to file their respective income tax returns and other returns and reports for their respective Impositions on such basis and, except as otherwise required by law, not to take any positions inconsistent therewith.

                              ARTICLE IX.

                           SYSTEM CONNECTION

  9.1 Subject to the provisions herein, QWEST shall be responsible for all costs to construct and pull the WORLDCOM Fibers to the WORLDCOM POP at each of the end point and intermediate point locations designated in Exhibit A, at which points QWEST shall hand off the WORLDCOM Fibers to WORLDCOM and at which points WORLDCOM may access the WORLDCOM Fibers. It shall be the responsibility of WORLDCOM to
(i) obtain all location, occupancy and other necessary access rights, permits and approvals to permit QWEST to construct and install the Cable from the manhole nearest each POP location to the POP, and (H) provide riser conduits to each POP. Where WORLDCOM has conduit available from the manhole nearest to the POP or another location adjacent to the POP that would assist in connecting the WORLDCOM Fibers from the QWEST System right-of-way to a particular WORLDCOM POP location, WORLDCOM agrees to make such conduit available for such purpose at no charge to QWEST, including, without limitation, in the specific locations described in Exhibit A, and in all other circumstances QWEST shall be responsible for providing the conduit from the manhole nearest to the POP to the bottom of the riser. WORLDCOM further agrees that, if it has conduit, housed in steel pipe, that has not been committed or reserved for other use from another location and that would assist in connecting the WORLDCOM Fibers from the QWEST System right-of-way to a particular POP location, it will, subject to existing permits, approvals and authorizations, grant to QWEST an IRU in such conduit for such purpose at a price of $



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



per conduit foot. QWEST may install, maintain and route the WORLDCOM Fibers within QWEST facilities at its sole discretion. Unless the parties otherwise expressly agree, in no event will WORLDCOM's equipment be located in QWEST facilities.

  9.2 WORLDCOM may, at its sole option and at any time during the Term, connect its telecommunications system with the WORLDCOM Fibers at WORLDCOM's sole cost, at any point along the Segments delivered hereunder which is specifically identified in Exhibit A or which otherwise is approved by QWEST in writing, which approval shall not be unreasonably withheld (each a "Connecting Point"); provided, however, any such connection will be performed by QWEST, in accordance with QWEST's applicable specifications and operating procedures, and shall be subject to applicable contractual, underlying real property and other third-party limitations and restrictions, and WORLDCOM shall pay QWEST's Costs for each such connection within thirty (30) days of the date of WORLDCOM's receipt of QWEST's invoice therefor. In order to schedule a connection of this type, WORLDCOM shall request and coordinate such work not less than thirty (30) days in advance of the date the connection is requested to be completed. Such work will be restricted to a Planned System Work Period ("'PSWP"), as defined in
Section 36. 1, unless otherwise agreed to in writing for specific projects. Subject to QWEST's underlying real property rights and applicable restrictions, WORLDCOM shall also be provided reasonable access by QWEST to any Connecting Point during the term of this Agreement. WORLDCOM shall have no limitations on the types of electronics or technologies employed to utilize the WORLDCOM Fibers, subject to mutually agreeable safety procedures and so long as such electronics or technologies do not interfere with the use of or present a risk of damage to any portion of the QWEST System.

                              ARTICLE X.

                              OPERATIONS

  10.1 Each party shall have full and complete control and responsibility for determining any network and service configuration or designs, routing configurations, regrooming, rearrangement or consolidation of channels or circuits and all related functions with regard to the use of that party's fiber.

  10.2 Neither party hereto is supplying or is obligated to supply to the other party any optronics, or electronics or optical or electrical equipment or other facilities, including without limitation, generators, batteries, air conditioners, fire protection and monitoring and testing equipment, nor is either party responsible for performing any work other than as specified in this Agreement.

  10.3 At any time during the term of this Agreement, by not less than 120 days' written notice from QWEST to WORLDCOM, QWEST may, with WORLDCOM's prior written approval (which approval shall not be unreasonably delayed or withheld) substitute for the WORLDCOM Fibers on the QWEST System, or any Segment or Segments comprising a portion of said QWEST System, an equal number of alternative fibers along an alternative route, as determined by QWEST in its sole discretion; provided that in any such event, such substitution (i) shall be without unreasonable interruption of service and use by WORLDCOM, (H) shall be at the sole cost of QWEST, including, without limitation, all disconnect and reconnect costs, fees and expenses, (iii) shall be constructed and tested in accordance with the specifications and drawings set forth in Exhibits B, C and D, and incorporate fiber meeting the specifications set forth in Exhibit E, and (iv) shall not result in an adverse change to the operations, performance, connection points with the network of WORLDCOM, or endpoints of any Segment included in the QWEST System.

                              ARTICLE XI

MAINTENANCE AND REPAIR OF THE QWEST SYSTEM AND THE QWEST CONDUIT

  11.1 Upon the execution of this Agreement, WORLDCOM and QWEST shall enter into and execute the Maintenance Agreement in the form of
Exhibit I hereto, providing for the maintenance of (i) the WORLDCOM Fibers by QWEST and WORLDCOM, as set forth therein, and (ii) if QWEST exercises the option as set forth in Section 5.1, the QWEST Conduit, including the cable installed therein, by WORLDCOM.

  11.2 Maintenance of and QWEST's access to, the QWEST Conduit, and maintenance of, and WORLDCOM's access to, the QWEST System, shall be on the terms and subject to the conditions set forth in the Maintenance Agreement to be entered into by the parties pursuant to
Section 11.1; provided that if the Maintenance Agreement expires or terminates prior to the end of the Term with respect to the QWEST Conduit or the QWEST System, those provisions of the Maintenance Agreement relating to access by QWEST to the QWEST Conduit, or by WORLDCOM to the QWEST System, for purposes of maintenance thereof shall survive the termination or expiration thereof and continue to apply for the remaining Term hereof.

                              ARTICLE XII

              PERMITS: PHYSICAL PLANT AND REQUIRED RIGHTS

  12.1 Except as provided in Section 9.1, QWEST shall obtain (and cause to remain effective for a period of not less than



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 years from the date hereof) all rights, licenses, authorizations, rights-of-way and other agreements necessary for the use of conduit, cable or other physical plant facilities, as well as any other such rights, licenses, authorizations (including any necessary state, tribal or federal authorizations such as environmental permits), rights-of-way and other agreements necessary for the installation and use of the WORLDCOM Fibers hereunder (all of which are referred to as "QWEST Required Rights"); provided that if the WORLDCOM Fibers are the only fibers to be located in the Cable from the point where the Cable leaves the QWEST System right-of-way to the POP, and WORLDCOM previously has obtained any of the necessary rights, licenses, authorizations, rights-of-way and other agreements with respect thereto, WORLDCOM agrees, to the extent permitted by the terms thereof, to assign or otherwise make such rights available to QWEST upon reimbursement by QWEST of WORLDCOM's costs incurred in obtaining such rights. To the extent permitted by the terms of such documents, WORLDCOM shall have the right to review all documents reflecting the QWEST Required Rights.

  12.2 If, for any reason, QWEST determines in its reasonable business judgment, or is required by a third party with legal authority to so require, to relocate any of the facilities used or required in providing the WORLDCOM IRU, QWEST shall have the right to proceed with such relocation, including but not limited to the right to determine the extent of, the timing of, and methods to be used for such relocation; provided that any such relocation (i) shall be constructed and tested in accordance with the specifications and drawings set forth in Exhibits B, C and D and incorporate fiber meeting the specifications set forth in Exhibit E, and (ii) if such relocation is at the determination of QWEST, shall not result in an adverse change to the operations, performance, connection points with the network of WORLDCOM, or end points of any Segment included in the QWEST System. QWEST shall give WORLDCOM sixty (60) days' prior notice of any such relocation, if possible. QWEST shall relocate the affected portion of the QWEST System and, so long as such relocation is not necessitated by a breach of QWEST's obligations under this Agreement, including, without limitation, under Section 12.1, and except as otherwise expressly provided in this Section 12.2, WORLDCOM shall reimburse QWEST for its proportionate share of (i) all Costs of fiber acquisition, splicing and testing, prorated based on the total fiber count in the affected fiber cable as so relocated, and (ii) all other Costs associated with the relocation of the Cable, prorated based on the total number of owners and holders of an IRU or equivalent interest in the affected Segment as so relocated. QWEST shall deliver to WORLDCOM updated As-Builts with respect to a relocated Segment not later than one hundred eighty (180) days following the completion of such relocation.

  12.3 WORLDCOM shall obtain (and cause to remain effective for a period of not less than



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 years from the date hereof) all rights, licenses, authorizations, rights-of-way and other agreements necessary for the use of poles, conduit, cable, wire or other physical plant facilities, as well as any other such rights, licenses, authorizations (including any necessary state, tribal or federal authorizations such as environmental permits), rights-of-way and other agreements necessary for the installation and use of the QWEST Conduit hereunder (all of which are referred to as "WORLDCOM Required Rights"). To the extent permitted by the terms of such documents, QWEST shall have the right to review all documents reflecting the WORLDCOM Required Rights.

  12.4 If for any reason, WORLDCOM determines in its reasonable business judgment, or is required by a third party with legal authority to so require, to relocate any of the facilities used or required in providing the QWEST Conduit or any portion thereof, WORLDCOM shall have the right to proceed with such relocation, including but not limited to the right to determine the extent of, the timing of, and methods to be used for such relocation; provided that any such relocation (i) shall be constructed in accordance with the specifications and drawings set forth in Exhibits B and H, and (ii) if such relocation is at the determination of WORLDCOM, shall (A) incorporate fiber meeting the specifications set forth in Exhibit E (at WORLDCOM's sole cost and expense, including splicing and testing in accordance with the specifications set forth in Exhibit D) and (B) not result in an adverse change to the operations, performance, connection points with the QWEST System network, or end points of the QWEST Conduit. WORLDCOM shall give QWEST sixty (60) days' prior notice of any such relocation, if possible. WORLDCOM shall relocate the affected portion of the QWEST Conduit and, so long as such relocation is not necessitated by a breach of WORLDCOM's obligations under this Agreement, including, without limitation, under Section
12.3 and, except as otherwise expressly provided in this Section 12.4, QWEST shall reimburse WORLDCOM for its proportionate share (based on the ratio that the QWEST Conduit bears to the total number of conduits in use in the WORLDCOM Conduit System) of the Costs of the relocation of such conduit, but not including any costs attributable to the replacement of cable or fibers within the other conduits in the affected portion of the WORLDCOM Conduit System. WORLDCOM shall deliver to QWEST updated As-Builts with respect to the QVT-ST Conduit not later than one hundred eighty (180) days following the completion of any such relocation.

                             ARTICLE XIII.

                          USE OF QWEST SYSTEM

  13.1 WORLDCOM warrants that its use of the QWEST System shall comply with all applicable government codes, ordinances, laws, rules, regulations and/or restrictions.

  13.2 In addition to the other rights provided hereunder, but subject to the provisions of Article IX, the WORLDCOM IRU shall include the right to install additional equipment, or replace existing equipment, at any point where WORLDCOM is permitted to access the WORLDCOM Fibers under the provisions of this Agreement.

  13.3 Subject to the provisions of Article XXVII, WORLDCOM may use its IRU for any lawful purpose. QWEST agrees and acknowledges that it has no right to use the WORLDCOM Fibers during the Term hereof, and that QWEST shall keep the WORLDCOM Fibers free from any liens, rights or claims of any third party attributable to QWEST that adversely affects or impairs WORLDCOM's exclusive use of the WORLDCOM Fibers hereunder.

  13.4 WORLDCOM and QWEST shall promptly notify each other of any matters pertaining to any damage or impending damage to or loss of the QWEST System WORLDCOM Conduit System, respectively, that are known to such party.

  13.5 Each party shall take all reasonable precautions against, and shall assume liability, subject to the terms herein, for, any damage caused by such party to the other's fibers within the Cable. WORLDCOM shall not use the WORLDCOM Fibers, and QWEST shall not use the QWEST Conduit, in a way which physically interferes in any way with or adversely affects the use of the fibers or cable of any other person using the QWEST System or the WORLDCOM Conduit System, respectively.

  13.6 WORLDCOM and QWEST each agree to cooperate with and support the other in complying with any requirements applicable to their respective rights and obligations hereunder by any governmental or regulatory agency or authority.

  13.7 Except as otherwise explicitly set forth in this Agreement, in the Maintenance Agreement or in any Regeneration Sharing Agreement, neither party shall charge the other party any maintenance or right-of-way charges.

                              ARTICLE XIV

                            INDEMNIFICATION

  14.1 Subject to the provisions of Article XV, QWEST hereby releases and agrees to indemnify, defend, protect and hold harmless WORLDCOM, its employees, officers, directors, agents, shareholders and affiliates, from and against, and assumes liability for:

       (a) Any injury, loss or damage to any person, tangible property or facilities of any person or entity (including reasonable attorneys' fees and costs) to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of QWEST, its officers, employees, servants, affiliates, agents, contractors, licensees, invitees or vendors in connection with its performance under this Agreement;

       (b) Any claims, liabilities or damages arising out of any violation by QWEST of regulations, rules, statutes or court orders of any local, state or federal governmental agency, court or body in connection with its performance under this Agreement; and

       (c) Any claims, liabilities or damages arising out of any interference with or infringement of the rights of any third party as a result of WORLDCOM's use of the WORLDCOM IRU and the WORLDCOM Fibers in accordance with the provisions of this Agreement.

  14.2 Subject to the provisions of Article XV, WORLDCOM hereby releases and agrees to indemnify, defend, protect and hold harmless QWEST, its employees, officers, directors, agents, shareholders and affiliates, from and against, and assumes liability for:

       (a) Any injury, loss or damage to any person, tangible property or facilities of any person or entity (including reasonable attorneys' fees and costs) to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of WORLDCOM, its officers, employees, servants, affiliates, agents, contractors, licensees, invitees or vendors in connection with its performance under this Agreement;

       (b) Any claims, liabilities or damages arising out of any violation by WORLDCOM or regulations, rules, statutes or court orders of any local, state or federal governmental agency, court or body in connection with its performance under this Agreement; and

       (c) Any claims, liabilities or damages arising out of any interference with or infringement of the rights of any third party as a result of QWEST's use of the QWEST Conduit in accordance with the provisions of this Agreement.

  14.3 The parties hereby expressly recognize and agree that each party's said obligation to indemnify, defend, protect and save the other harmless is not a material obligation to the continuing performance of the-parties' other obligations, if any, hereunder. In the event that a party shall fail for any reason to so indemnify, defend, protect and save the other harmless, the injured party hereby expressly recognizes that its sole remedy in such event shall be the right to bring an arbitration proceeding pursuant to the terms of this Agreement against the other party for its damages as a result of the other party's said failure to indemnify, defend, protect and save harmless. These obligations shall survive the expiration or termination of this Agreement.

  14.4 Nothing contained herein shall operate as a limitation on the right of either party hereto to bring an action for damages against any third party, including indirect, special or consequential damages, based on any acts or omissions of such third party as such acts or omissions may affect the construction, operation or use of the WORLDCOM Fibers or the QWEST System, or the WORLDCOM Conduit System or the QWEST Conduit, as the case may be; provided, however, that each party hereto shall assign such rights or claims, execute such documents and do whatever else may be reasonably necessary to enable the other party to pursue any such action against such third party.

                              ARTICLE XV.

                        LIMITATION OF LIABILITY

  15.1 Notwithstanding any provision of this Agreement to the contrary, in no event shall either party be liable to the other party for any special, incidental, indirect, punitive or consequential damages, whether foreseeable or not, arising out of, or in connection with, transmission interruptions or problems, or any interruption or degradation of service, including, but not limited to, damage or loss of property or equipment, loss of profits or revenue, cost of capital, cost of replacement services, or claims of customers, whether occasioned by any construction, reconstruction, relocation, repair or maintenance performed by, or failed to be performed by, the other party or any other cause whatsoever, including, without limitation, breach of contract, breach of warranty, negligence, or strict liability all claims for which damages are hereby specifically waived.

                             ARTICLE XVI.

                               INSURANCE

  16.1 During the term of this Agreement, each party shall obtain and maintain, and shall require any of its permitted subcontractors to obtain and maintain, the following insurance, naming the other party as an additional insured:

       (a) Not less than $5,000,000 combined single limit liability insurance, on an occurrence basis, for personal injury and property damage, including, without limitation, injury or damage arising from the operation of vehicles or equipment and liability for completed operations;

       (b) Worker's Compensation Insurance in amounts required by applicable law and Employer's Liability insurance with a limit of at least One Million Dollars ($1,000,000.00) per occurrence;

       (c) Automobile liability insurance covering death or injury to any person or persons, or damage to property arising from the operation of vehicles or equipment, with limits of not less than One Million Dollars ($1,000,000.00) per occurrence;

       (d) "All Risk" property insurance in an amount equal to the replacement cost of the property of such party subject to the IRUs granted hereunder; and

       (e) Any other insurance coverages required pursuant to QWEST's right-of-way agreements with railroads or other third parties,

  16.2 Both parties expressly acknowledge that a party shall be deemed to be in compliance with the provisions of this Article if it maintains an approved self-insurance program providing for a retention of up to One Million Dollars ($1,000,000.00). If either party provides any of the foregoing coverages on a claims made basis, such policy or policies shall be for at least a three (3) year extended reporting or discovery period.

  16.3 Unless otherwise agreed, WORLDCOM's insurance policies shall be obtained and maintained with companies rated A or better by Best's Key Rating Guide and QWEST shall be expressly named as an additional insured on all of WORLDCOM's insurance policies providing the required coverage, or any portion thereof, described in this Article, and WORLDCOM shall provide QWEST with an insurance certificate confirming compliance with this requirement for each policy providing such required coverage. The insurance certificate shall indicate that the additional insured party shall be notified not less than thirty (30) days prior to any cancellation or material change in coverage.

  16.4 Unless otherwise agreed, QWEST's insurance policies shall be obtained and maintained with companies rated A or better by Best's Key Rating Guide and WORLDCOM shall be expressly named as an additional insured on all of QWEST's insurance policies providing the required coverage, or any portion thereof, described in this Article, and QWEST shall provide WORLDCOM with an insurance certificate confirming compliance with this requirement for each policy providing such required coverage. The insurance certificate shall indicate that the additional insured party shall be notified not less than thirty (30) days prior to any cancellation or material change in coverage.

  16.5 In the event either party fails to obtain the required insurance or to obtain the required certificates from any contractor and a claim is made or suffered, such party shall indemnify and hold harmless the other party from any and all claims for which the required insurance would have provided coverage. Further, in the event of any such failure which continues after seven (7) days' written notice thereof by the other party, such other partly, may, but shall not be obligated to, obtain such insurance and will have the right to be reimbursed for the cost of such insurance by the party failing to obtain such insurance.

  16.6 In the event coverage is denied or reimbursement of a properly presented claim is disputed by the carrier for insurance provided above, the party carrying such coverage shall make good faith efforts to pursue such claim with its carrier.

  16.7 WORLDCOM and QWEST shall each obtain from the insurance companies providing the coverages required by this Agreement, the permission of such insurers to allow such party to waive all rights of subrogation and such party does hereby waive all rights of said insurance companies to subrogation against the other party, its parent corporation, affiliates, subsidiaries, assignees, officers, directors and employees or any other party entitled to indemnity under this Agreement.

                             ARTICLE XVII.

            TAXES, FEES AND OTHER GOVERNMENTAL IMPOSITIONS

  17.1 The parties acknowledge and agree that it is their mutual objective and intent to (i) minimize, to the extent feasible, the aggregate Impositions payable with respect to the QWEST System and the WORLDCOM Conduit System and (ii) share such Impositions according to their respective interests in each of the QWEST System and the WORLDCOM Conduit System, and that they will cooperate with each other and coordinate their mutual efforts to achieve such objectives in accordance with the provisions of this Article XVII.

  17.2 QWEST shall be responsible for and shall timely pay any and all "Impositions" (as defined in Section 3 6. 1 ) with respect to the construction or operation of each Segment of the QWEST System which Impositions are (i) imposed or assessed prior to the Acceptance Date with respect to such Segment or (ii) imposed or assessed (regardless of the time) with respect to such Segment in exchange for the approval of construction in or the original agreement which resulted in the granting of an interest in public property or a public right-of-way relating to the QWEST System. WORLDCOM shall be responsible for and shall timely pay any and all Impositions imposed with respect to the construction or operation of the WORLDCOM Conduit System which Impositions are (iii) imposed or assessed prior to the QWEST Conduit Acceptance Date or (iv) imposed or assessed (regardless of the time) in exchange for the approval of construction in or the original agreement which resulted in the granting of an interest in public property or public right-of-way relating to the QWEST Conduit. Notwithstanding the foregoing obligations, QWEST and WORLDCOM, respectively, shall have the right to challenge any such Impositions so long as the challenge of such Impositions does not adversely affect the title, rights or property to be delivered pursuant hereto.

  17.3 Except as to Impositions described in paragraph (ii) of
Section 17.2, following the Acceptance Date with respect to each Segment delivered hereunder, QWEST shall timely pay any and all Impositions imposed upon or with respect to such Segment to the extent such Impositions may not feasibly be separately assessed or imposed upon or against the respective ownership interests of QWEST and WORLDCOM in the QWEST System; provided that, upon receipt of a notice of any such Imposition, QWEST shall promptly notify WORLDCOM of such Imposition and following payment of such Imposition by QWEST, WORLDCOM shall promptly reimburse QWEST for its proportionate share of such Impositions, which share shall be determined (i) to the extent possible, based upon the manner and methodology used by the particular authority imposing such Impositions (e.g., on the cost of the relative property interests, historic or projected revenue derived therefrom, or any combination thereof) or (ii) if the same cannot be so determined, based on the relative number of WORLDCOM Fibers in the affected Segment compared to the total number of fibers in such Segment during the relevant tax period. Any reimbursement made under this Section 17.3 shall be in an amount that, after deduction of all Impositions required to be paid by QWEST in respect of the receipt or accrual of such reimbursement and after consideration of any deduction to which QWEST may be entitled with respect to the payment or accrual of the Impositions which have been reimbursed, shall be equal to the amount otherwise required to be paid by QWEST hereunder.

  17.4 Except as to Impositions described in paragraph (iv) of
Section 17.2, following QWEST's acceptance of the QWEST Conduit delivered hereunder, WORLDCOM shall timely pay any and all Impositions imposed upon or with respect to the QWEST Conduit to the extent such Impositions may not feasibly be separately assessed or imposed upon or against the respective ownership interests of WORLDCOM and QWEST in the QWEST Conduit; provided that upon receipt of a notice of any such Imposition, WORLDCOM shall promptly notify QWEST of such Imposition and following payment of such Imposition by WORLDCOM, QWEST shall promptly reimburse WORLDCOM for its proportionate share of such Impositions, which share shall be determined (i) to the extent possible, based upon the manner and basis upon which the particular authority imposed such Impositions (e.g., based on the cost of relative property interests, historic or projected revenue derived therefrom, or any combination thereof) or (ii) if the same cannot be so determined, based on the ratio that the QWEST Conduit bears to the total number of conduits in use in the WORLDCOM Conduit System during the relevant tax period. Any reimbursement made under this Section
17.4 shall be in an amount that, after deduction of all Impositions required to be paid by WORLDCOM in respect of the receipt or accrual of such reimbursement and after consideration of any deduction to which WORLDCOM may be entitled with respect to the payment or accrual of the Impositions which have been reimbursed, shall be equal to the amount otherwise required to be paid by WORLDCOM hereunder.

  17.5 Notwithstanding any provision herein to the contrary, QWEST shall have the right to, and, subject to the following provisos, at WORLDCOM's request QWEST shall, contest any Imposition described in
Section 17.3, above, (including by non-payment of such Imposition); provided that notwithstanding any such request by WORLDCOM (i) if the aggregate amount of any such Imposition imposed by a single public authority for any single tax year does not exceed $30,000.00, then QWEST shall not have the obligation to protest such Imposition (although it may do so in its own discretion), and (ii) if QWEST determines, in its sole discretion, not to contest any such Impositions other than those described in the foregoing clause (i), QWEST shall be solely responsible for the payment thereof. The out-of-pocket costs and expenses (including reasonable attorneys' fees) incurred by QWEST in any such contest shall be shared by QWEST and WORLDCOM in the same proportion as to which the parties would have shared in such Impositions, as they were originally assessed. Any refunds or credits resulting from a contest brought pursuant to this
Section 17.5 shall be divided between QWEST and WORLDCOM in the same proportion as to which such refunded or credited Impositions were borne by QWEST and WORLDCOM. In any such event, QWEST shall provide timely notice of such challenge to WORLDCOM and QWEST shall have determined, in good faith, that such contest and/or nonpayment does not adversely affect the title, property or rights of WORLDCOM to the WORLDCOM Fibers.

  17.6 Notwithstanding any provision herein to the contrary, WORLDCOM shall have the right to, and, subject to the following provisos, at QWEST's request WORLDCOM shall, contest any Imposition described in
Section 17.4, above, (including by non-payment of such Imposition); provided that, notwithstanding any such request by QWEST (i) if the aggregate amount of any such Imposition imposed by a single public authority for any single tax year does not exceed $30,000.00, then WORLDCOM shall not have the obligation to protest such Imposition (although it may do so in its own discretion), and (ii) if WORLDCOM determines, in its sole discretion, not to contest any such Impositions other than those described in the foregoing clause (i), WORLDCOM shall be solely responsible for the payment thereof. The out-of-pocket costs and expenses (including reasonable attorneys' fees) incurred by WORLDCOM in any such contest shall be shared by WORLDCOM and QWEST in the same proportion as to which the parties would have shared in such Impositions, as they were originally assessed. Any refunds or credits resulting from a contest brought pursuant to this Section 17.6 shall be divided between WORLDCOM and QWEST in the same proportion as to which such refunded or credited Impositions were borne by WORLDCOM and QWEST. WORLDCOM shall provide timely notice of such challenge to QWEST and WORLDCOM shall have determined, in good faith, that such contest and/or non-payment does not adversely affect the title, property or rights of QWEST to the QWEST Conduit.

  17.7 Except as to Impositions described in paragraphs (ii) and (iv) of Section 17.2 following the Acceptance Date with respect to each Segment delivered hereunder on the one hand, and following the acceptance by QWEST of the QWEST Conduit on the other hand, QWEST and WORLDCOM, respectively, shall be separately responsible for any and all Impositions (i) expressly or implicitly imposed upon, based upon, or otherwise measured by the gross receipts, gross income, net receipts or net income received by or accrued to such party due to its respective ownership or use of the QWEST System, the WORLDCOM Fibers, the WORLDCOM Conduit System, or the QWEST Conduit or (ii) which have been separately assessed or imposed upon the respective ownership interest of such party in the QWEST System, the WORLDCOM Fibers, the WORLDCOM Conduit System, or the QWEST Conduit. If the WORLDCOM Fibers are the only fibers to be located in the Cable from the point where the Cable leaves the QWEST System right-of-way to the POP, WORLDCOM shall be solely responsible for any and all Impositions imposed on or with respect to such portion of any Segment.

  17.8 Notwithstanding any provision herein to the contrary, WORLDCOM shall have the right to protest by appropriate proceedings any Imposition described in Section 17.7, above. In such event, WORLDCOM shall indemnify and hold QWEST harmless from any expense, legal action or cost, including reasonable attorneys' fees, resulting from WORLDCOM's exercise of its rights hereunder. In the event of any refund, rebate, reduction or abatement to WORLDCOM of any such Imposition imposed upon and/or paid by WORLDCOM, WORLDCOM shall be entitled to receive the entire benefit of such refund, rebate, reduction or abatement attributable to WORLDCOM's use of the QWEST System. In the event WORLDCOM has exhausted all its rights of appeal in protesting any Imposition and has failed to obtain the relief sought in such proceedings or appeals ("Finally Determined Taxes and Fees"), WORLDCOM and QWEST may jointly agree, at a cost to be shared proportionately based on respective fiber counts, or either WORLDCOM or QWEST may at its sole option and cost, agree to relocate a portion of the fiber optic system so as to bypass the jurisdiction which had imposed or assessed such Finally Determined Taxes and Fees. If WORLDCOM and QWEST, or either of them, do not determine to relocate the fiber optic system, WORLDCOM shall have the right to terminate its use of the WORLDCOM Fibers in any Segment. Such termination shall be effective on the date specified by WORLDCOM in a notice of termination, which date shall be at least ninety (90) days after the notice. Upon such termination, WORLDCOM's IRU in the affected Segment shall immediately terminate, and the WORLDCOM Fiber in the affected Segment shall revert to QWEST without reimbursement of any IRU fees or other payments previously made with respect thereto.

  17.9 Notwithstanding any provision herein to the contrary, QWEST shall have the right to protest by appropriate proceedings any Imposition described in Section 17.7, above. In such event, QWEST shall indemnify and hold WORLDCOM harmless from any expense, legal action or cost, including reasonable attorneys' fees, resulting from QWEST's exercise of its rights hereunder. In the event of any refund, rebate, reduction or abatement to QWEST of any such Imposition imposed upon and/or paid by QWEST, QWEST shall be entitled to receive the entire benefit of such refund, rebate, reduction or abatement attributable to QWEST's use of the WORLDCOM Conduit System. In the event QWEST has exhausted all its rights of appeal in protesting any Imposition and has failed to obtain the relief sought in such proceedings or appeals ("Finally Determined Taxes and Fees"), WORLDCOM and QWEST may jointly agree, at a cost to be shared proportionately based on respective fiber counts, or either WORLDCOM or QWEST may at its sole option and cost, agree to relocate a portion of the fiber optic system so as to bypass the jurisdiction which had imposed or assessed such Finally Determined Taxes and Fees. If WORLDCOM and QWEST, or either of them, do not determine to relocate the fiber optic system, QWEST shall have the right to terminate its use of the QWEST Conduit in any Segment. Such termination shall be effective on the date specified by QWEST in a notice of termination, which date shall be at least ninety (90) days after the notice. Upon such termination, QWEST's IRU in the affected Segment shall immediately terminate, and the QWEST Conduit in the affected Segment shall revert to WORLDCOM without reimbursement of any fees or other payments previously paid.

  17.10 Notwithstanding the provisions of Section 17.8, with respect to any Impositions relating to the Segments of the QWEST System which are imposed upon both QWEST and WORLDCOM (or both of their respective interests therein), QWEST, at its option and at its own expense, shall have the right to direct and manage any such contest; subject, however, to reasonable and appropriate consultation with WORLDCOM which hereby agrees to cooperate with QWEST in any such contest. Notwithstanding the provisions of Section 17.9, with respect to any Impositions relating to the WORLDCOM Conduit which are imposed upon both WORLDCOM and QWEST (or both of their respective interests therein), WORLDCOM, at its option and at its own expense, shall have the right to direct and manage any such contest; subject, however, to reasonable and appropriate consultation with QWEST which hereby agrees to cooperate with WORLDCOM in any such contest. 'Me individual rights of QWEST and WORLDCOM to contest any Imposition pursuant to this
Section 17.10 shall be contingent upon reasonable and appropriate assurances that any such contest will not adversely affect the title, property or right of the other party in the QWEST System or WORLDCOM Conduit System.

  17.11 QWEST and WORLDCOM agree to cooperate fully in the preparation of any returns or reports relating to the Impositions. QWEST and WORLDCOM further acknowledge and agree that the provisions of this Article XVII are intended to allocate the Impositions expected to be assessed against or imposed upon the parties with respect to the QWEST System and the WORLDCOM Conduit System based upon the procedures and methods of computation by which Impositions generally have been assessed and imposed to date, and that material changes in the procedures and methods of computation by which such assessments are assessed and imposed could significantly alter the fundamental economic assumptions underlying the transactions hereunder to the parties. Accordingly, the parties agree that, if in the future the procedures or methods of computation by which Impositions are assessed or imposed against the parties change materially from the procedures or methods of computation by which they are imposed as of the date hereof (e.g., by the imposition or assessment of a right-of-way fee that is in substance a "tax" because it substantially exceeds the fair market value of the right-of-way rights), the parties will negotiate in good faith an amendment to the provisions of this Article XVII in order to preserve, to the extent reasonably possible, the economic intent and effect of this Article XVII as of the date hereof.

                            ARTICLE XVIII.

                                NOTICE

  18.1 Unless otherwise provided herein, all notices and communications concerning this Agreement shall be addressed to the other party as follows:

       If to QWEST:        QWEST Communications Corporation
                      ATTENTION:  President
                      555 Seventeenth Street
                      Denver, Colorado 80202
                      Telephone No.: (303) 291-1400
                      Facsimile No.: (303) 291-1724

       with a copy to:     QWEST Communications Corporation
                      ATTENTION:  General Counsel
                      555 Seventeenth Street
                      Denver, Colorado 80202
                      Telephone No.: (303) 291-1400
                      Facsimile No.: (303) 291-1724

       If to WORLDCOM:     WORLDCOM, Inc.
                      c/o WORLDCOM Network Services, Inc.
                      ATTENTION: Vice President - Network Operations One Williams Center
                      Tulsa, Oklahoma 74172
                      Facsimile No.: (918)590-5598

       and to:             WORLDCOM Network Services, Inc.
                      ATTENTION: Contract Administration
                      One Williams Center
                      Tulsa, Oklahoma 74172
                      Facsimile No.: (918) 590-3293

       and, if claiming
       an event of default,
       with a copy to:     Michael D. Cooke
                      Hall, Estill, Hardwick, Gable, Golden & Nelson 320 S. Boston Avenue, Suite 400
                      Tulsa, Oklahoma 74105
                      Facsimile No.: (918) 594-0505

or at such other address as may be designated in writing to the other party.

  18.2 Unless otherwise provided herein, notices shall be hand delivered, sent by registered or certified U.S. Mail, postage prepaid, or by commercial overnight delivery service, or transmitted by facsimile, and shall be deemed served or delivered to the addressee or its office when received at the address for notice specified above when hand delivered, upon confirmation of sending when sent by fax, on the day after being sent when sent by overnight delivery service, or three (3) days after deposit in the mail when sent by U.S. mail.

                             ARTICLE XIX.

                            CONFIDENTIALITY

  19.1 If the parties to this Agreement have entered into (or later enter into) a Confidentiality Agreement, the terms of such an agreement shall control and Section 19.1 of this Article shall not apply; however, if any such Confidentiality Agreement expires or is no longer effective at any time during the Term of this Agreement, this
Section 19.1 shall be in effect during those periods.

  19.2 In the absence of a separate Confidentiality Agreement between the parties, if either party provides confidential information to the other in writing and identified as such, the receiving party shall protect the confidential information from disclosure to third parties with the same degree of care accorded its own confidential and proprietary information. Neither party shall be required to hold confidential any information which (i) becomes publicly available other than through the recipient; (ii) is required to be disclosed by a governmental or judicial order, rule or regulation; (iii) is independently developed by the disclosing party; or (iv) becomes available to the disclosing party without restriction from a third party. These obligations shall survive expiration or termination of this Agreement

  19.3 Notwithstanding Sections 19.1 and 19.2 of this Article, confidential information shall not include information disclosed by the receiving party as required by applicable law or regulation; provided that the information disclosed is limited to the existence and general nature of the relationship between the parties, including, as required, the scope, approximate revenues, purposes and expectations related to such relationship and a description of any disputes relating thereto. Notwithstanding the foregoing, this Agreement may be provided to any governmental agency or court of competent jurisdiction to the extent required by applicable law.

                              ARTICLE XX.
                                DEFAULT
  20.1 With respect to all payments required to be made by WORLDCOM hereunder, WORLDCOM shall be in default hereunder if such payment is not paid on the date due and payable hereunder, and from and after such date such unpaid amount shall bear interest until paid at a rate equal to the rate set forth in Article XXVII. With respect to all non-payment obligations, WORLDCOM shall be in default under this Agreement thirty (30) days after QWEST shall have given WORLDCOM written notice of such default unless WORLDCOM shall have cured such default or such default is otherwise waived within such thirty (30) days; provided, however, that where such default cannot reasonably be cured within such thirty (30) day-period, if WORLDCOM shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such default shall be extended for such period of time as may be necessary to complete such curing. Events of default also shall include, but not be limited to, the making by WORLDCOM of a general assignment for the benefit of its creditors, the filing of a voluntary petition in bankruptcy or the filing of a petition in bankruptcy or other insolvency protection against WORLDCOM which is not dismissed within ninety (90) days thereafter, or the filing by WORLDCOM of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment composition, liquidation, dissolution, or similar relief. Any event of default by WORLDCOM may be waived under the terms of this Agreement at QWEST's option. Upon the failure by WORLDCOM to timely cure any such default after notice thereof from QWEST, QWEST may (i) take such action as it determines, in its sole discretion, to be necessary to correct the default, and (ii) pursue any legal remedies it may have under applicable law or principles of equity relating to such breach. Notwithstanding the above, if WORLDCOM certifies in good faith to QWEST in writing that a default has been cured, such default shall be deemed to be cured unless QWEST otherwise notifies WORLDCOM in writing within fifteen (15) days of receipt of such notice from WORLDCOM.

  20.2. With respect to all payments required to be made by QWEST hereunder, QWEST shall be in default hereunder if such payment is not paid on the date due and payable hereunder, and from and after such date such unpaid amount shall bear interest until paid at a rate equal to the rate set forth in Article XXXIII With respect to its obligation to deliver the various Segments by the respective Scheduled Delivery Dates, QWEST shall be in default under this Agreement sixty (60) days after WORLDCOM shall have given QWEST written notice of its failure to deliver a Segment by the relevant Scheduled Delivery Date unless QWEST shall have cured such default or such default is otherwise waived within such sixty (60) days. With respect to all other non-payment obligations, QWEST shall be in default under this Agreement thirty
(30) days after WORLDCOM shall have given QWEST written notice of such default unless QWEST shall have cured such default or such default is otherwise waived within thirty (30) days; provided, however, that where such default cannot reasonably be cured within such thirty (30) day-period, if QWEST shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such default shall be extended for such period of time as may be necessary to complete such curing. Events of default also shall include, but not be limited to, the making by QWEST of a general assignment for the benefit of its creditors, the filing of a voluntary petition in bankruptcy or the filing of a petition in bankruptcy or other insolvency protection against QWEST which is not dismissed within ninety (90) days thereafter, or the filing by QWEST of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution, or similar relief. Any event of default by QWEST may be waived under the terms of this Agreement at WORLDCOM's option. Upon the failure by QWEST to timely cure any such default after notice thereof from WORLDCOM, WORLDCOM may (i) take such action as it determines, in its sole discretion, to be necessary to correct the default, and (ii) pursue any legal remedies it may have under applicable law or principles of equity relating to such breach. Notwithstanding the above, if QWEST certifies in good faith to WORLDCOM in writing that a default has been cured, such default shall be deemed to be cured unless WORLDCOM otherwise notifies QWEST in writing within fifteen
(15) days of receipt of such notice from QWEST.

                             ARTICLE XXI.

                              TERMINATION

  21.1 Upon the expiration of this Agreement, QWEST's IRU in the WORLDCOM Conduit System shall immediately terminate and all rights of QWEST to use the QWEST Conduit, or any part thereof, shall cease and WORLDCOM shall owe QWEST no additional duties or consideration with respect to the QWEST Conduit. QWEST shall remove all electronics and equipment from any WORLDCOM facilities at its sole cost under WORLDCOM's supervision.

  21.2 Upon the expiration of this Agreement, WORLDCOM's IRU in the QWEST System shall immediately terminate and all rights of WORLDCOM to use the QWEST System, or any part thereof, shall cease and QWEST shall owe WORLDCOM no additional duties or consideration with respect to the QWEST System. WORLDCOM shall remove all electronics, equipment and regeneration facilities from any QWEST facilities at its sole cost under QWEST's supervision.

  21.3 Notwithstanding the foregoing, no termination or expiration of this Agreement shall affect the rights or obligations of any party hereto (i) with respect to any then existing defaults or the obligation to make any payment hereunder for services rendered prior to the date of termination or expiration or (ii) pursuant to
Article XIV, Article XV, Article XVII or Article XIX herein, which shall survive the expiration or termination hereof.

                             ARTICLE XXII.
                             FORCE MAJEURE
  22.1 Neither party shall be in default under this Agreement to the extent that any delay in such party's performance is caused by any of the following conditions, and such party's performance shall be excused and extended during the period of any such delay: act of God; fire; flood; fiber, Cable, or other material shortages or unavailability or other delay in delivery not resulting from the responsible party's failure to timely place orders therefor (it being expressly acknowledged that the fiber optic cable that is being acquired for and installed in the QWEST System and that will include the WORLDCOM Fiber must include higher fiber counts than that necessary solely for the WORLDCOM Fiber in order to permit completion of the entire QWEST System); lack of or delay in transportation; government codes, ordinances, laws, rules, regulations or restrictions (collectively, "Regulations") (but not to the extent the delay caused by such Regulations could be reasonably avoided by rerouting the Cable); war or civil disorder; failure of a third party to grant a required permit easement, or other required authorization for use of the intended right-of-way (provided that such required authorization was sought and pursued on a timely and reasonable best efforts basis), or any other cause beyond the commercially reasonable control of such party, provided that the party claiming relief under this Article shall promptly notify the other in writing of the existence of the event relied on and the cessation or termination of said event. The party claiming relief under this Article shall exercise reasonable efforts to minimize the time for any such delay.

                             ARTICLE XIII.
                              ARBITRATION
  23.1 Any dispute or disagreement arising between QWEST and WORLDCOM in connection with this Agreement which is not settled to the mutual satisfaction of QWEST and WORLDCOM within thirty (30) days from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration in Kansas City, Missouri, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date that such notice is given. If the parties are unable to agree on a single arbitrator within fifteen (15) days, each party shall select an arbitrator and the two (2) arbitrators shall mutually select a third arbitrator, the three of whom shall serve as an arbitration panel.
The decision of the arbitrator(s) shall be final and binding upon the parties and shall include written findings of law and fact, and judgment may be obtained thereon by either party in a court of competent jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator(s), shall be shared equally by the parties hereto unless the award otherwise provides.

  23.2 The obligation herein to arbitrate shall not be binding upon any party with respect to requests for preliminary injunctions, temporary restraining orders or other similar temporary procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute. It is not the intention of the parties that such injunctive procedures shall be in lieu of, or cause substantial delay to, any arbitration proceeding commenced under Section 23.1 above.

                             ARTICLE XXIV.
                                WAIVER
  24.1 The failure of either party hereto to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall nevertheless be and remain in full force and effect.

                             ARTICLE XXV.
                             GOVERNING LAW
  25.1 This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Colorado, without reference to its choice of law principles.

                             ARTICLE XXVI.

                         RULES OF CONSTRUCTION

  26.1 The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its content. Words in this Agreement which import the singular connotation shall be interpreted as plural, and words which import the plural connotation shall be interpreted as singular, as the identity of the parties or objects referred to may require.

  26.2 Unless expressly defined herein, words having well known technical or trade meanings shall be so construed. All listing of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires.

  26.3 Except as set forth to the contrary herein, any right or remedy of WORLDCOM or QWEST shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not.

  26.4 Nothing in this Agreement is intended to provide any legal rights to anyone not an executing party of this Agreement.

  26.5 This Agreement has been fully negotiated between and jointly drafted by the parties.

  26.6 In the event of a conflict between the provisions of this Agreement and those of any Exhibit, the provisions of this Agreement shall prevail and such Exhibits shall be corrected accordingly. In the event of any conflict between the provisions of Exhibit B and those of Exhibit C, the provisions of Exhibit B shall prevail and Exhibit C shall be corrected accordingly.

  26.7 All actions, activities, consents, approvals and other undertakings of the parties in this Agreement shall be performed in a reasonable and timely manner, it being expressly acknowledged and understood that time is of the essence in the performance of obligations required to be performed by a date expressly specified herein. Except as specifically set forth herein, for the purpose of this Article the normal standards of performance within the telecommunications industry in the relevant market shall be the measure of whether a party's performance is reasonable and timely.

                            ARTICLE XXVII.

                  ASSIGNMENT AND DARK FIBER TRANSFERS

  27.1 Except as provided below, QWEST shall not assign, encumber or otherwise transfer this Agreement or its rights or obligations hereunder to any other party without the prior written consent of WORLDCOM, which consent will not be unreasonably withheld or delayed. QWEST shall have the right, without WORLDCOM's consent, to assign or otherwise transfer this Agreement (i) as collateral to any institutional lender to QWEST (or to any permitted transferee or assignee of QWEST) subject to the prior rights and obligations of the parties hereunder, (ii) to any parent, subsidiary or affiliate of QWEST, (iii) to any person, firm or corporation which shall control, be under the control of or be under common control with QWEST, or (iv) any corporation or other entity into which QWEST may be merged or consolidated or which purchases all or substantially all of the assets of QWEST; provided that the assignee or transferee in any such circumstance shall continue to be subject to all of the provisions of this Agreement, including without limitation, this Section 27.1 (except that any lender referred to in clause (i) above shall not incur any obligations under this Agreement nor shall it be restricted from exercising any right of enforcement or foreclosure with respect to any related security interest or lien, so long as the purchaser in foreclosure is subject to the provisions of this Agreement, including, without limitation, this Section 27. 1); provided further that promptly following any such assignment or transfer QWEST shall give WORLDCOM written notice identifying the assignee or transferees and provided further that any such assignment or transfer shall be conditioned upon the corresponding assignment or transfer of QWEST's rights and obligations under the Maintenance Agreement. In the event of any permitted partial assignment of any rights hereunder, QWEST shall remain the sole point of contact with WORLDCOM.

  27.2 Except as provided below, WORLDCOM shall not assign, encumber or otherwise transfer this Agreement or its rights or obligations hereunder to any other party without the prior written consent of QWEST, which consent will not be unreasonably withheld or delayed. Subject to the provisions of Section 27.3 (which provision shall be binding upon any permitted assignee or transferee hereunder), WORLDCOM shall have the right, without QWEST's consent, to assign or otherwise transfer this Agreement (i) as collateral to any institutional lender to WORLDCOM (or to any permitted transferee or assignee of WORLDCOM) subject to the prior rights and obligations of the parties hereunder,
(ii) to any parent, subsidiary or affiliate of WORLDCOM, (iii) to any person, firm or corporation which shall control, be under the control of or be under common control with WORLDCOM, or (iv) any corporation into which WORLDCOM may be merged or consolidated or which purchases all or substantially all of the assets of WORLDCOM; provided that the assignee or transferee in any such circumstance shall continue to be subject to all of the provisions of this Agreement, including without limitation this Section 27.2 and the following Section 27.3 (except that any lender referred to in clause (i) above shall not incur any obligations under this Agreement nor shall it be restricted from exercising any right of enforcement or foreclosure with respect to any related security interest or lien, so long as the purchaser in foreclosure is subject to the provisions of this Agreement, including, without limitation, this Section 27.1 and the following Section 27.3); provided further that, promptly following any such assignment or transfer, WORLDCOM shall give QWEST written notice identifying the assignee or transferee; and provided further that any such assignment or transfer shall be conditioned upon the corresponding assignment or transfer of WORLDCOM's rights and obligations under the Maintenance Agreement. In the event of any permitted partial assignment of any rights hereunder, WORLDCOM shall remain the sole point of contact with QWEST.

  27.3 Notwithstanding the provisions of Article XIII, without the prior written consent of QWEST, which consent may be withheld in QWEST's sole discretion, WORLDCOM, for a period of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



from the date of this Agreement, shall not sell, lease, grant an IRU with respect to, exchange, or otherwise in any manner transfer or make available in any manner to any third party the ownership, right to use, use of, or access in any manner to any of the whole and discrete WORLDCOM Fibers (other than the Portland/U.P. Fibers) as Dark Fibers, or otherwise engage in a similar transaction with respect to WORLDCOM Fibers in a manner designed or intended to circumvent the foregoing limitations; provided that the foregoing restriction shall not apply to the single partial assignment by WORLDCOM of the right to use one of the WORLDCOM Fibers as a Dark Fiber for video and radio transmission services and/or related applications, including, without limitation, graphic, visual, imaging, interactive and multimedia applications.


  27.4 This Agreement and each of the parties' respective rights and obligations under this Agreement, shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective permitted successors and assigns.

                            ARTICLE XXVIII.

                    REPRESENTATIONS AND WARRANTIES

  28.1 Each party represents and warrants that:

       (a) It has the full right and authority to enter into, execute, deliver and perform its obligations under this Agreement;

       (b) It has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement;

       (c) This Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, creditors' rights and general equitable principles; and

       (d) Its execution of and performance under this Agreement shall not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body.

  28.2 QWEST warrants and represents that the Segments of the QWEST System that it has constructed or will construct either have been or shall be designed, engineered, installed, and constructed in material compliance with any and all applicable building, construction and safety codes for such construction and installation, as well as any and all other applicable governmental laws, codes, ordinances, statutes and regulations.

  28.3 With respect to Segments 1, 2, 2A, 3 and 7, QWEST represents and warrants that (i) such Segments, when constructed, generally were constructed substantially in accordance with the specifications set forth in Exhibit B hereto, and (ii) except as set forth on Exhibit F hereto, QWEST has no actual knowledge on the date hereof of any material deviation in the construction of such Segments from such specifications. With respect to Segment 3, QWEST represents and warrants that, other than as set forth in Exhibit F, it has no actual knowledge on the date hereof of any material deviation in the construction thereof from the As-Builts provided with respect thereto. If, within twenty-four (24) months from the respective Acceptance Date for each of Segments 1, 2, 2A, 3 and 7, there is an event or occurrence that is caused by a material deviation in the construction or installation of any of such Segments from such specifications, and which has a material adverse effect on the operation or performance of the WORLDCOM Fibers in such Segment, then QWEST, at its sole cost and expense (including Impositions with respect thereto), shall repair the affected portion of such Segment to the relevant specifications.

  28.4 With respect to Segments 4, 5 and 6, subject to the provisions of Sections 1.2 and 1.3, QWEST represents and warrants that such Segments shall be constructed in all material respects in accordance with the specifications set forth in Exhibit B hereto; provided that WORLDCOM's sole rights and remedies with respect to any failure to so construct such Segments shall be (i) to inspect the construction, installation and splicing, and participate in the acceptance testing, of the WORLDCOM Fiber incorporated in such Segments, during the course and at the time of the relevant construction, installation and testing periods for each portion of such Segment, as provided in Articles III and IV, (ii) if, during the course of such construction, installation and testing of a Segment any material deviation from the specifications set forth in Exhibit B is discovered, the construction or installation of the affected portion of such Segment shall be repaired to such specification by QWEST at QWEST's sole cost and expense, and (iii) if, at any time prior to the date that is twelve
(12) months after the Acceptance Date for a particular Segment, WORLDCOM shall notify QWEST in writing of its discovery of a material deviation from the specifications set forth in Exhibit B with respect to such Segment (which notice shall be given promptly following the date of such discovery, but in any event not later than the last day of such 12-month period) the construction or installation of the affected portion of such Segment shall be repaired to such specification by QWEST at QWEST's sole cost and expense. For purposes hereof, "material deviation" means a deviation which is reasonably likely to have a material adverse affect on the operation or performance of the WORLDCOM Fibers affected thereby.

  28.5 WORLDCOM warrants and represents that the WORLDCOM Conduit System shall be designed, engineered, installed and constructed in material compliance with any and all applicable building, construction and safety codes for such construction and installation, as well as any and all other applicable governmental laws, codes, ordinances, statutes and regulations.

  28.6 WORLDCOM represents and warrants that the QWEST Conduit shall be constructed in all material respects in accordance with the specifications set forth in Exhibit B hereto; provided that QWEST's sole rights and remedies with respect to any failure to so construct the QWEST Conduit shall be (i) to inspect the construction and installation of the QWEST Conduit and the subsequent installation of the cable installed therein during the course and the time of their construction and installation as provided in Article V, (ii) if, during the course of such construction and installation any material deviation from the specifications set forth in Exhibit B is discovered, the construction or installation of the affected portion of the QWEST Conduit shall be repaired to such specification by WORLDCOM at WORLDCOM's sole cost and expense, and (iii) if, at any time prior to the date that is twelve (12) months after the QWEST Conduit Acceptance Date, QWEST shall notify WORLDCOM in writing of its discovery of a material deviation from the specifications set forth in Exhibit B (which notice shall be given promptly following the date of such discovery, but in any event not later than the last day of such 12-month period) the construction or installation of the affected portion of the QWEST Conduit shall be repaired to such specification at WORLDCOM's sole cost and expense. For purposes hereof, "material deviation" means a deviation which is reasonably likely to have a material adverse affect on the operation or performance of QWEST Conduit or QWEST's fiber optic cable housed therein.

  28.7 EXCEPT AS SET FORTH IN THE FOREGOING PARAGRAPHS 28.2, 28.3 AND 28.4, QWEST MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE WORLDCOM FIBERS OR THE SEGMENTS OF THE QWEST SYSTEM DELIVERABLE HEREUNDER, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

  28.8 EXCEPT AS SET FORTH IN THE FOREGOING PARAGRAPHS 28.5 AND 28.6, WORLDCOM MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE WORLDCOM CONDUIT, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.

                             ARTICLE XXIX.

                      ENTIRE AGREEMENT- AMENDMENT

  29.1 This Agreement, together with the Maintenance Agreement, any Regeneration Sharing Agreement, and any Confidentiality Agreement entered into in connection herewith, constitutes the entire and final agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof (including, without limitation that certain letter agreement between the parties dated February 2, 1996), which are of no further force or effect. The Exhibits referred to herein are integral parts hereof and are hereby made a part of this Agreement. This Agreement may only be modified or supplemented by an instrument in writing executed by a duly authorized representative of each party.

                             ARTICLE XXX.

                         NO PERSONAL LIABILITY

  30.1 Each action or claim against any party arising under or relating to this Agreement shall be made only against such party as a corporation, and any liability relating thereto shall be enforceable only against the corporate assets of such party. No party shall seek to pierce the corporate veil or otherwise seek to impose any liability relating to, or arising from, this Agreement against any shareholder, employee, officer or director of the other party. Each of such persons is an intended beneficiary of the mutual promises set forth in this Article and shall be entitled to enforce the obligations of this Article.

                             ARTICLE XXXI.

                         CONFLICTS OF INTEREST

  31.1 Neither party shall use any funds received under this Agreement for illegal purposes. Neither party shall pay any commission, fees or rebates to any employee of the other party, or favor any employee of such other party with gifts or entertainment of significant cost or value intended to influence the actions of such employee in a manner inconsistent with that employee's duty of loyalty to its employer. If either party has reasonable cause to believe that one of the provisions in this Article has been violated, it, or its representative, may audit the relevant books and records of the other party for the sole purpose of establishing compliance with such provisions.

                            ARTICLE XXXII.
                      RELATIONSHIP OF THE PARTIES
  32.1 The relationship between WORLDCOM and QWEST shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including but not limited to federal income tax purposes. WORLDCOM and QWEST, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk.

                            ARTICLE XXXIII.
                             LATE PAYMENTS
  33.1 In the event a party shall fail to make any payment under this Agreement when due, such amounts shall accrue interest, from the date such payment is due until paid, including accrued interest, at an annual rate equal to



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 of the prime rate of interest published by The Wall Street Journal as the base rate on corporate loans posted by a percentage of the nation's largest banks on the date any such payment is due or, if lower, the highest percentage allowed by law.

                            ARTICLE XXXIV.
                             SEVERABILITY
  34.1 If any term, covenant or condition contained herein shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby, and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                             ARTICLE XXXV.
                             COUNTERPARTS
  35.1 This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

                            ARTICLE XXXVI.
                          CERTAIN DEFINITIONS
  36.1 The following terms hall have the stated definitions in this Agreement.

       (a) "Cable" means the fiber optic cable and the fibers contained therein, and associated splicing connections, splice boxes and vaults, and conduit, to be installed by QWEST as part of the QWEST System.

       (b) "Costs" means actual, direct costs paid or payable in accordance with the established accounting procedures generally used by WORLDCOM or QWEST, as the case may be, and which it utilizes in billing third parties for reimbursable projects which costs shall include, without limitation, the following: (i) labor costs, including wages and salaries, and benefits and overhead allowable to such labor costs (overhead allocation percentage shall not exceed the lesser of (x) the percentage QWEST or WORLDCOM, as applicable, allocates to its internal projects or (y)



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



, and (ii) other direct costs and out-of-pocket expenses on a pass-through basis (e.g., equipment, materials, supplies, contract services, etc.).

       (c) "Dark Fiber" means fiber provided without electronics or optronics, and which is not "lit" or activated; provided that such fiber may be used in any manner and for any purpose permitted under
Article XIII.

       (d) "Final Acceptance Date" means the last date on which WORLDCOM has accepted the latest of the Segments to be accepted.

       (e) "Impositions" means all taxes, fees, levies, imposts, duties, charges or withholdings of any nature (including, without limitation, franchise, license and permit fees), together with any penalties, fines or interest thereon arising out of the transactions contemplated by this Agreement and imposed upon the QWEST System or the WORLDCOM Conduit System by any federal, state or local government or other public taxing authority.

       (f) "Indefeasible Right of Use" or "IRU" means (i) an exclusive, indefeasible right of use, for the purposes described herein, in the WORLDCOM Fibers or the QWEST Conduit, as applicable, as granted in Article II or Article V, as applicable, and (ii) an associated non-exclusive, indefeasible right of use, for the purposes described herein, in the QWEST Associated Property or the WORLDCOM Associated Property, as applicable; provided that, IRUs granted hereunder do not provide the grantee with any ownership interest in or other rights to physical access to, control of, modification of, encumbrance in any manner of, or other use of the WORLDCOM Conduit System or the QWEST System except as expressly set forth herein.

       (g) "POP" means the point of presence at each of the end point and intermediate point locations identified in Exhibit A.

       (h) "PSWP" means Planned System Work Period, which is a prearranged period of time reserved for performing certain work on the System that may potentially impact traffic. Generally, this will be restricted to weekends, avoiding the first and last weekend of each month and high-traffic weekends.

       (i) "QWEST System" shall have the meaning ascribed thereto in Recital A.

       (j) "Scheduled Delivery Date" for the completion of the installation of any Segment shall mean the applicable date shown in
Section 1.4, as extended to the extent of any delay described in
Article XXII.

       (k)  "Segment" means any one of those city pairs identified in
Article II.

       (l) "WORLDCOM Conduit System" shall have the meaning ascribed thereto in Recital D.
                            ARTICLE XXXVII.
                        THIRD PARTY WARRANTIES
  37.1 In the event any maintenance or repairs to the QWEST System are required as a result of a breach of any warranty made by any manufacturers, contractors or vendors, QWEST, as applicable, shall pursue any remedies it may have against such manufacturers, contractors or vendors, and QWEST shall reimburse WORLDCOM's costs for any maintenance WORLDCOM has incurred as a result of any such breach of warranty to the extent the manufacturer, contractor or vendor has paid such costs. In the event any maintenance or repairs to the WORLDCOM Conduit System are required as a result of a breach of any warranty made by any manufacturers, contractors or vendors, WORLDCOM, as applicable, shall pursue any remedies it may have against such manufacturers, contractors or vendors, and WORLDCOM shall reimburse QWEST's costs for any maintenance QWEST has incurred as a result of any such breach of warranty to the extent the manufacturer, contractor or vendor has paid such costs.

  In confirmation of their consent and agreement to the terms and conditions contained in this IRU Agreement and intending to be legally bound hereby, the parties have executed this IRU Agreement as of the date first above written.


                      "QWEST":

                      QWEST COMMUNICATIONS CORPORATION, a Delaware corporation


                      By:/s/
                      Name:     Douglas H. Hanson
                      Title:    President and Chief Executive Officer


                      "WORLDCOM":

                      WORLDCOM NETWORK SERVICES, INC., a Delaware corporation


                      By:/s/
                      Name:     Scott Sullivan
                      Title:    Chief Financial Officer



                                 EXHIBIT A

                                QWEST System
                                Description
                                 EXHIBIT A

                                 Segment 1

                              DALLAS-HOUSTON


Dallas - 1201 Main Street                           End Point

Houston - the existing WorldCom cable at the        End Point
intersection of Hardy and Lyons Street

                          DALLAS, TX. TO HOUSTON, TX.
              REQUIRES STREET BUILD OF 7,550' FROM 1201 MAIN STREET TO
         EXISTING DUCT SYSTEM AT INTERSECTION OF HALL STREET AND
D.A.R.T. PROPERTY.  USE EXISTING FIBER PLACED ON QWEST PROPERTY AT 777
WALKER STREET IN HOUSTON.  REQUIRES 850' STREET BUILD OR USE OF
WORLDCOM DUCT FROM 777 WALKER STREET TO INTERSECTION OF LYONS & HARDY STREET IN HOUSTON.








                DALLAS
           (1201 MAIN STREET)


                                    TOTAL LENGTH OF SEGMENT APPROX. 269 MILES









                            MEXIA











                           BRYAN







                   EUREKA


                           HOUSTON
              (INTERSECTION OF LYONS & HARDY STREET)

                                 EXHIBIT A

                                 Segment 2

                               DALLAS-EL PASO


Denver - 910 15th Street                                 End Point

Albuquerque - 200 Lomas Boulevard                       Intermediate Point

El Paso - 201 East Main Street                           End Point

Colorado Springs                                        Connecting Point

Pueblo                                                  Connecting Point

                          DENVER, CO TO EL PASO, TX
        PULL CABLE FROM 910 15TH STREET IN DENVER TO 200 LOMAS BLVD. IN
         ALBUQUERQUE AND FROM 200 LOMAS BLVD. TO 201 E. MAIN STREET IN
        EL PASO.  THIS WILL REQUIRE A 3,500' STREET BUILD IN DENVER, AN
         ADDITIONAL 13.8 MILE RAILROAD BUILD FROM DENVER TO LITTLETON,
          THE USE OF EXISTING CONDUIT FROM LITTLETON TO ALBUQUERQUE,
          A 700' STREET BUILD TO LOMAS BLVD., AND THE USE OF EXISTING
           CONDUIT FROM ALBUQUERQUE TO 201 E. MAIN STREET IN EL PASO.



                                  DENVER
                               (910 15TH ST.)
                            3,500' STREET BUILD


                                    TOTAL LENGTH OF SEGMENT APPROX. 749 MILES













                              LAMY, NM






     ALBUQUERQUE

                      200 E. LOMAS BLVD.
                      700' STREET BUILD











                  EL PASO
              (201 E. MAIN ST.)

                                 EXHIBIT A

                                Segment 2A

                          LAMY, NM - SANTA FE, NM



Lamy - Qwest System Handhole on Right-of-Way                   End Point

Santa Fe - Qwest System Terminus on Right-of-Way               End Point

                       LAMY, NM. TO SANTA FE, NM.
                   USE EXISTING QWEST CONDUIT SYSTEM
                      BETWEEN LAMY AND SANTA FE











                                 TOTAL LENGTH OF SEGMENT APPROX. 17 MI.










   SANTA FE
                                                      LAMY NM.

                         EXHIBIT A

                         Segment 3

        SANTA CLARA, CALIFORNIA - SALT LAKE CITY, UTAH


Santa Clara - 2300 Walsh Street, Building K               End Point

Sacramento - 770 L Street                               Intermediate Point

Salt Lake City - 136 E. South Temple Street               End Point

Reno                                                    Connecting Point

Oakland                                                 Connecting Point

                SANTA CLARA, CA. TO SALT LAKE CITY, UT.
  PULL CABLE FROM 2300 WALSH STREET (SANTA CLARA) TO JULIAN STREET
(SAN JOSE). USE EXISTING FIBER FROM JULIAN STREET TO ROSEVILLE, CA. (SOUTHERN PACIFIC RAILROAD PROPERTY). IN SACRAMENTO USE EXISTING FIBER ON 6,600'
STREET BUILD TO 770 L STREET.  FROM ROSEVILLE TO RENO PULL CABLE THRU
EXISTING DUCT ON SOUTHERN PACIFIC PROPERTY.  FROM RENO TO WELLS PULL
CABLE THRU EXISTING DUCT ON SOUTHERN PACIFIC PROPERTY.  FROM WELLS
TO SALT LAKE CITY PULL CABLE THRU EXISTING DUCT ON UNION PACIFIC
PROPERTY.  IN SALT LAKE CITY AN ADDITIONAL STREET BUILD WILL BE
REQUIRED FROM THE EXISTING CONDUIT ON RAILROAD PROPERTY TO 136 E. SOUTH TEMPLE (7,450')




                                 TOTAL LENGTH OF SEGMENT APPROX. 871 MILES






                                   RENO                     SALT LAKE
CITY
                                   MP 242.7            (136 E. SOUTH TEMPLE)
                                                          7,450' STREET BUILD

                  ROSEVILLE
                   MP 106.6

            SACRAMENTO
           MP 89.86 (A)
                           770 L STREET




SANTA CLARA
              JULIAN STREET
                (SAN JOSE)
              MP 47.36 (DA)

                           EXHIBIT A

                           Segment 4

                      OAKLAND - PORTLAND


Oakland - 290 5th Street                                    End Point

Portland - 707 SW Washington Street                         End Point

                  OAKLAND, CA. TO PORTLAND, ORE.
       USE EXISTING FIBER PREVIOUSLY PULLED FROM SANTA CLARA TO
    SAN JOSE, EXISTING CALFIBER CABLE FROM JULIAN STREET (SAN JOSE) TO ROSEVILLE. IN SACRAMENTO USE EXISTING FIBER ON 6,600' STREET
       BUILD TO 770 L STREET.  FROM ROSEVILLE TO PORTLAND FINAL
              DETERMINATION HAS NOT BEEN MADE ON ROUTE.








                                    TOTAL LENGTH OF SEGMENT APPROX. 752 MILES





               PORTLAND
      (707 SW WASHINGTON STREET)















                                    ROSEVILLE
                                     MP 108.6
              SACRAMENTO
             MP 89.86 (A)
                                  770 L STREET




       OAKLAND
     MP 6.23 (D)
                              EXHIBIT A

                              Segment 5

                          CLEVELAND - BOSTON


Cleveland - 1150 West 3rd Street                                End Point

Boston - 800 Boylston Street                                    End Point


                 CLEVELAND, OHIO TO BOSTON, MASS.
                  CLEVELAND - 1150 W 3RD STREET
                      BUILD TO BE DETERMINED
                  BOSTON - 800 BOYLSTON STREET
                      BUILD TO BE DETERMINED









                                    TOTAL LENGTH OF SEGMENT APPROX. 691 MILES






       CLEVELAND                                                BOSTON
 (1150 W 3RD STREET)                                   (800 BOYLSTON STREET)



                            EXHIBIT A

                            Segment 6

                        PORTLAND - SEATTLE


Portland - 707 SW Washington Street                              End Point

Seattle - 2001 6th Avenue                                        End Point


                    PORTLAND, OR. TO SEATTLE, WA.
                 PORTLAND 707 SW. WASHINGTON STREET
              BUILD AND RIGHT OF WAY TO BE DETERMINED
                       SEATTLE 2001 6TH AVE.





                  SEATTLE
               (2001 6TH AVE)
                                     TOTAL LENGTH OF SEGMENT APPROX. 182 MILES




















                 PORTLAND
        (707 SW WASHINGTON STREET)

                                EXHIBIT A

                                Segment 7

                        KANSAS CITY - ST. LOUIS


Kansas City - location to be determined along route of existing conduit system

St. louis - location to be determined along route of existing conduit system

                    KANSAS CITY, MO. TO ST. LOUIS, MO
                    USE EXISTING QWEST CONDUIT SYSTEM
                    BETWEEN KANSAS CITY AND ST. LOUIS










                                     TOTAL LENGTH OF SEGMENT APPROX. 300 MI.







   KANSAS CITY

ST. LOUIS



                               EXHIBIT H
                  WORLDCOM CONDUIT SYSTEM DESCRIPTION

   ROUTE DESCRIPTION:  THE ROUTE BEGINS AT A POINT NEAR PEVELY,
MISSOURI, AND PROCEEDS IN A NORTHEASTERLY DIRECTION TO A POINT APPROXIMATELY 10 MILES SOUTHEAST OF INDIANAPOLIS, INDIANA












                                                     NEAR INDIANAPOLIS, IN.










                 APPROX. 245 MILES







PEVELY, MO.

                               EXHIBIT B

                      Construction Specifications

               Outside Plant Buried Cable Specifications

                                Summary


1.0     General.

   The intent of this document is to outline the specifications for construction of a fiber optic cable system. In all cases, the standards contained in this document or the standards of the federal, state, local or private agency having jurisdiction, whichever is stricter, shall be followed.

2.0     Material.

   Steel or PVC conduit shall be minimum schedule



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 wall thickness.

   Any exposed steel conduit, brackets or hardware (i.e., bridge attachments) shall be



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 .

   Handholes shall have a minimum



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 loading rating or



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 with



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 inches of cover.

   Manholes shall have a minimum



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 loading rating.

   Innerducts used shall be



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 or



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 .

   Buried cable warning tape shall be



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 wide and display "



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 .

   Warning signs will display



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##




   Fiber optic cable shall be



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 .  All cable shall have a



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



; no



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 cable will be used except to enter buildings.  Cable will be



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 construction with



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 fibers per tube.

   Splice cases will be



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



; splice trays shall be



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 or equivalent, and heat shrinks shall be



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 or equivalent.

3.0     Minimum Depths.

   Minimum cover required in the placement of conduit/cable shall be



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 inches, except in the following instances:

   (a) The minimum cover in borrow ditches adjacent to roads, highways, railroads, and interstate highways is



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 inches below the cleanout line or existing grade, whichever is greater.

   (b) The minimum cover across streams, river washes and other waterways is



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 inches below the cleanout line or existing grade, whichever is greater.

   (c) At locations where fiber optic cable crosses other subsurface utilities or other structures, the fiber optic cable/conduit shall be installed to provide a minimum of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 inches of vertical clearance and applicable minimum depth can be maintained; otherwise the fiber optic cable/conduit will be installed under the existing utility or other structure. If, however,



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 inches cannot be obtained, the cable shall be encased in steel pipe.

   (d) In rock, the conduit/cable shall be placed to provide a minimum of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 inches below the surface of the solid rock, or provide a minimum of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 inches of total cover, whichever requires the least rock excavation.

   (e) In the case of the use/conversion of existing steel pipelines or salvaged conduit systems, the existing depth shall be considered adequate.

4.0     Buried Cable Warning Tape.

   All cable/conduit will be installed with buried cable warning tape except where existing steel pipelines or salvaged conduit systems are used. The warning tape shall generally be placed at a depth of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 inches below grade and directly above the cable/conduit.

5.0     Conduit Construction.

   Conduits may be placed by means of trenching, plowing, jack and bore, mini-directional bore or directional bore. Conduits will generally be placed on a level grade parallel to the surface, with only gradual changes in grade elevation.

   Steel conduit will be joined with



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

is the preferred method).

   All paved city, state, federal and interstate highways and railroad crossings will be encased in steel conduit. If the crossing is at grade, steel is not required if the cable is placed with



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 feet of cover or more.

   All longitudinal cable runs under paved streets will be placed in steel or concrete encased PVS conduit or buried with a minimum of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 feet of cover, except that the system in Dallas has



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 installed at



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 inches of cover.

   Metro areas shall be defined as areas where at least one of the following conditions exist:

   (a) There are more than three paved public road crossings per mile;

   (b)  There are more than six utility crossings per mile;

   (c)  Developed and improved areas;

   (d)  High growth areas.

   Construction within railroad right-of-way, however, is not considered to be metro.

   All crossings of major streams, rivers, bays and navigable waterways will be placed in



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 conduit.

   At all foreign utility/underground obstacle crossings,



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 conduit will be placed and will extend at least



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 feet beyond the outer limits of the obstacle in both directions.

   All jack and bores will use steel conduit.

   All directional or mini-directional bores will use



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 conduit.

   Any cable placed in rock will be placed in



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 conduit.

   Any cable placed in swamp or wetland areas will be placed in



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 conduit.

   All conduits placed on bridges will be



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 .

   All conduits placed on bridges shall have expansion joints placed at



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 or at least every



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



, whichever is the shorter distance.

6.0     Innerduct Installation.

   Innerduct(s) shall be installed in all steel conduits. No cable will be placed directly in any split/solid steel conduit without innerduct.

   Innerduct(s) shall extend beyond the end of all conduits a minimum of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 inches.

7.0     Cable Installation.

   The fiber optic cable shall be installed using a powered pulling winch and hydraulic-powered assist pulling wheels. The maximum pulling force to be applied to the fiber optic cable shall be



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 pounds. Sufficient pulling assists will be available and used to insure the maximum pulling force is not exceeded at any point along the pull.

   The cable shall be lubricated.

   A pulling swivel break-away rated at



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 pounds shall be used at all times.

   All splices will be contained in a handhole or manhole.

   A minimum of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 meters of slack cable will be left in all intermediate handholes or manholes.

   A minimum of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 meters of slack cable will be left in all splice locations.

   A minimum of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 meters of slack cable will be left in all facility locations (i.e., POP sites, switch sites, regens or CEVs).

8.0     Manholes and Handholes.

   Manholes shall be laced in traveled surface streets and shall have locking lids.

   Handholes shall be placed in all other areas and be installed with a minimum of



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



inches of soil-covering lid.

9.0     EMS Markers.

   EMS markers shall be placed



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 inches directly above the lid of all buried handholes and assist points. EMS markers fabricated into the lids of handholes are acceptable.

10.0    Cable Markers (Warning Signs).

   Cable markers shall be installed at all changes in cable running line direction, splices, pullboxes, assist pulling locations and at both sides of street, highway or railroad crossings. At no time shall any markers be spaced more than

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 feet apart in metro areas and



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 feet apart in non-metro areas. Markers shall be positioned so that they can be seen from the location of the cable and generally set facing perpendicular to the cable running line.

   Splices, pullboxes and assists shall be marked on the cable marker post. At splice points an



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 will be mounted to cable marker for termination of splice grounding or



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 system (see attached).

11.0    Safety and Environmental.

   All work will be done in strict accordance with federal, state, local and applicable private rules and laws regarding safety and environmental issues, including those set forth by OSHA and the EPA.

12.0    Field Cable Splicing and Testing.

   All cables entering the splice cases shall be on the same side of the case; no "inline" splices are allowed.

   Only splices from one buffer tube will be housed in any splice tray. No jumpers from tray to tray will be allowed. Splices shall match up color-to-color in both the buffer tube and cladding; no frogs are allowed.

   All splices shall be made with a profile alignment fusion splicing machine. All splices shall be housed and protected in heat shrinks.

13.0    Fiber Termination.

   WORLDCOM Fibers will not appear at any bulkhead outside of WORLDCOM's facilities.
                               EXHIBIT C


##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

                               EXHIBIT D

        Fiber Cable Splicing, Testing and Acceptance Procedures

   1. QWEST will perform all tests as laid out in Paragraphs 2, 3 and 4. The tests should follow the requirements and meet the criteria as laid out in Paragraphs 5 and 6. QWEST will use the test equipment and follow the testing standards as laid out in Paragraph 7. QWEST will provide test data to WORLDCOM according to the standards as laid out in Paragraph 8.

   2. QWEST will perform two states of testing during the construction of a new fiber cable route. Initially, OTDR tests will be taken from one direction because both ends of the cable may not have connectors. As son as fiber connectivity has been achieved to both regen sites. QWEST will verify and record the continuity of all fibers. During this time, QWEST will take and record power level readings on all fibers at both wave lengths in both directions. QWEST will then begin bi-directional OTDR testing of all fibers. When requested in the following Paragraphs, QWEST will provide WORLDCOM with copies of the OTDR traces on diskette recorded according to the standards in Paragraph 8.

   3. During the initial construction, it is only possible to measure the fiber from one direction. Because of this, splices will be qualified during initial construction by being measured with an OTDR from only one direction. The pigtails will also be qualified at this stage using an OTDR and a 1 km launch reel. All measurements at this stage in construction will be taken at



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 nm.

        a. A 1 km launch reel will be attached between the OTDR and the pigtail. The loss of the pigtail splice and connector will be measured and recorded. QWEST will provide WORLDCOM with a copy of the OTDR trace of the pigtail stored on diskette.

        b. As splice points are completed, OTDR measurements of the splice losses will be made and recorded. These measurements MUST BE MADE AFTER THE SPLICE HANDHOLE OR MANHOLE IS CLOSED in order to check for macro-bending problems.

        c. When pigtails are attached to the opposite side of the cable, the pigtail test will be performed for that site.

   4. After QWEST has provided end-to-end connectivity on the fibers, bi-directional end-to-end testing will be done. Continuity tests will e done to verify that no fibers have been "frogged" or crossed in any of the splice points. Loss measurements will be recorded using a laser source and a power meter. OTDR traces will be taken and splice loss measurements will be recorded. QWEST will also store OTDR traces on diskette.

        a. It is imperative to verify that all fibers have one-to-one continuity on the new cable. This should be done at the fiber level, not just the pigtail level. For each pigtail, an HE-NE laser will be used to verify fiber color and buffer tube color. Once the fiber color and buffer tube color have been recorded, a laser light course will be attached and a power meter reading will be taken at the far end. Then, at the far end, an HE-NE laser should be used to verify the fiber color and the buffer tube color of the fiber receiving the light. Then power level readings should be taken in the opposite direction. The power measurements should be made at both



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 nm and



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 nm.

        b.   OTDR traces should be taken in both directions at both



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 nm and



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 . Loss measurements for each splice point should be measured and recorded in both directions. These loss values should then be averaged. The traces for all fibers should be recorded on diskette and provided to WORLDCOM.

   5. The test requirements for the initial uni-directional testing are as follows (for all testing, it is critical that all test connections are clean during all testing procedures):

        a. The loss value of the pigtail connector and its associated splice will not exceed



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 dB. For values greater than this, the splice will be broken and respliced until an acceptable loss value is achieved. If, after five attempts, QWEST is not able to produce a loss value less than



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



 dB, the splice will be marked as Out-of-Spec ("OOS") and will be initialed by WORLDCOM representative on the data sheet. WORLDCOM will then make a decision as to how to act upon this condition.

        b.   The objective for each splice is a loss of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 dB. Since this may not always be achievable, when measured in one direction with an OTDR, a loss of less than

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 dB will be acceptable. If, after three attempts, QWEST is not able to produce a loss value of less than

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 dB, then

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 dB will be acceptable. If, after two additional attempts, a value of less than

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 dB is not achievable, then the splice will be marked as OOS and initiated by WORLDCOM representative on the data sheet. It should be noted that final acceptance of a splice is made based on bi-directional OTDR data. Since this data is not available until construction is complete, and a gauge for performance is needed during construction, the value of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 dB will be satisfactory during this initial phase. If bi-directional OTDR data proves to be unacceptable, QWEST will have to take measures to remedy the situation.

   6. The test requirements for the final bi-directional testing are as follows (for all testing, it is critical that all test connections are clean during all testing procedures):

        a. The continuity test should prove that there is a one-to-one correspondence of all fibers. Any "frogs" or fibers that cross in route will be remedied by QWEST.

        b. Bi-directional OTDR data will be the tool used to make final acceptance of the fibers. The average loss of each splice should not exceed

 ##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 dB. Any splice points that exceed this value will be marked OOS and initialed by WORLDCOM representative on the data sheet. WORLDCOM will then make a decision as to how to act upon this condition.

   7.   The OTDRs that are acceptable for testing are the

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 or compatible. These must have a floppy disk drive for storing the trace files. Again, it should be noted that it is vital that during all tests (OTDR, power meter, etc.) that all connectors are clean. This can dramatically affect results if this is not resolved. The following settings should be used during the various tests:

   For all OTDRs, the following index of refraction settings should be used:




for AT&T fiber
for Corning
SMF-21
for Corning
SMF-28
for Sumitomo
fiber
for Corning
SMF-LS
TD1000A


##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

Pigtail



##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##


Uni-Directional


##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##




Bi-Directional


##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



For spans which are longer than

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 km between regens, a

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 will be required set at

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 km range setting. Bi-directional data will only be required at

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 nm.


   8. On the attached data sheets, all cable information must be filled in by QWEST and verified by WORLDCOM representative. These three forms are to contain the following information:

        a. Form #RLA-1-101995 is used to verify fiber continuity from end-to-end. In addition, the power level readings taken with a laser source and power meter must be recorded for every fiber on this sheet. In the column marked "fiber," the fiber color must be recorded. In the buffer column, the buffer tube or ribbon color must be recorded. The pigtail column is for recording the pigtail number which is attached to that particular fiber. On the opposite side of the page the corresponding values at the far end of the cable must be recorded. Each fiber between two sites should fill up both sides of the page, so that a total of 24 fibers will fit on each sheet. Additional sheets may be used if needed. The laser source power at both

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 nm and

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 nm must be recorded, followed by the received power at the far end of the cable.

        b. Form #RLA-2-101995 is for recording the loss at each splice point during initial construction, as well as the bi-directional test data taken as a final measurement on a cable installation. One sheet should be used for each fiber. The distance from site A must be recorded for all splice points. Each attempt made on a particular splice point must be noted with the value measured by the OTDR in one direction. OOS splices will be initiated by WORLDCOM representative. For the bi-directional OTDR testing, distance from site A must be recorded for each splice point. The loss at each splice point must be recorded at both wave lengths in both directions on the spaces provided. QWEST must then average these numbers to obtain the average splice loss at each splice point for the fiber. Again, OOS splices will be initialed by WORLDCOM representative.

        c. Form #RLA-3-10995 is used to record information about the fiber cable between two sites. One sheet should be used for each pair of sites. Cable manufacturer, cable type (buffer/ribbon), glass type, cable reel number, number of fibers, and number of fibers per tube must be recorded for each section of cable between splice points. The distance from site A must be recorded for each splice point. The distance value may be written in at the same time the OTDR data is being accumulated.

        d. OTDR traces taken for bi-directional testing and the OTDR traces of the pigtail launch splice must be recorded on floppy diskette. The eight-character file name, plus three-character file extension name should follow this example:

        For bi-directional trade data, assume an OTDR reading is being taken from Los Angeles to Lemon.

        (i) Look up the four-letter alpha abbreviation for the site the OTDR is shooting from; i.e., Los Angeles = LSAN. Filename = LSAN;

        (ii) Look up the four-letter alpha abbreviation for the site the OTDR is shooting from; i.e., Lemon = LMAN. Only use the first two in the file name. Filename = LSANLM;

        (iii) The next character indicates the cable number. For sites where there is only one cable, this will be the number one (1). If there are multiple cables, then the second cable will be number two
(2), etc. Assuming there is only one cable between Los Angeles and Lemon, the file name is: Filename = LSANLM1;

        (iv) The next character indicates the wave length the trace is being shot at. If the trace is at

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 nm, the number will be three (3). If the trace is a ##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##
nm, this
number will be a five (5).  Assuming that the reading between Los
Angeles and Lemon is being taken at

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

nm, the file name is:  Filename = LSANLM13;

        (v) The three-digit file extension is used to indicate the fiber number that trace is being shot on. Fiber number one (1) is noted as "001." Fiber number 23 is noted as "023." Assuming that the trace is being taken on fiber number six (6), we now have a complete file name. Filename = LSANLM13.006.

        For a trace being taken from Lemon to Los Angeles at

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 on
fiber 17, the filename would be:  Filename = LMONLS15.017.

        For pigtail/launch trade data, assume an OTDR reading is being taken from Los Angeles.

        (i) Look up the four-letter alpha abbreviation for the site the OTDR is shooting from; i.e., Los Angeles = LSAN. Filename = LSAN;

        (ii) The next three characters of the file name will be "PIG" to indicate that this is a trace of the pigtail. Filename = LSANPIG;

        (iii) The next character indicates the cable number. For sites where there is only one cable, this will be the number one (1). If there are multiple cables, then the second cable will be number two
(2), etc. Assuming there is only one cable between Los Angeles and Lemon, the file name is: Filename = LSANPIG1;

        (iv) The three-digit file extension is used to indicate the fiber number that race is being shot on. Fiber number one (1) is noted as "001." Fiber number 23 is noted as "023." Assuming that the trace is being taken on fiber number six (6), we now have a complete file name. Filename = LSANPIG1.006.

        For trace being taken from Lemon to Los Angeles on fiber 17, the filename would be: Filename = LMONPIG.017.

                               EXHIBIT E
                     WorldCom Fiber Specifications

[This exhibit contains product specification information that is largely set forth in graphic format]

                               EXHIBIT F

                        Exceptions to Warranty

                                 None

                               EXHIBIT G

                  EXISTING REGENERATOR SITE LOCATIONS

Existing regenerator site locations on railroad right-of-way San Jose to Salt Lake City.


SITE

MP LOCATION
FACILITY OWNER
RAILROAD


1 Niles
40.60 DA
MCI
Southern
Pacific


2 Richmond
13.96 A
MCI
Southern
Pacific


3 Benecia
34.98 A
MCI
Southern
Pacific


4 El Mira
60.68 A
MCI
Southern
Pacific


5 Sacramento
86.37 A
MCI
Southern
Pacific


6 Loomis
114.20 A
MCI
Southern
Pacific


7 New
England
137.47 A
MCI
Southern
Pacific


8 Blue
Canyon
165.33 A
MCI
Southern
Pacific


9 Norden
190.76 A
MCI
Southern
Pacific


10 Floriston
222.55 A
MCI
Southern
Pacific


11 Vista
248.97 A
MCI
Southern
Pacific


12 Gilpin
269.29 A
MCI
Southern
Pacific


13 Hazen
287.00 A
MCI
Southern
Pacific


Parran
313.34 A
MCI
Southern
Pacific


Lovelock
340.20 A
MCI
Southern
Pacific


Ry Patch
366.07 A
MCI
Southern
Pacific


Mill City
388.38 A
MCI
Southern
Pacific


Winnemucca
413.53 A
MCI
Southern
Pacific


Preble
439.09 A
MCI
Southern
Pacific


Mote
466.84 A
MCI
Southern
Pacific


Argenta
488.98 A
MCI
Southern
Pacific


Beowawe
510.40 A
MCI
Southern
Pacific


Carlin
536.97 A
MCI
Southern
Pacific


Osino
562.07 A
MCI
Southern
Pacific


Deeth
589.21 A
MCI
Southern
Pacific


Wells
717.03
MCI
Southern
Pacific


Ventosa
740.32
MCI
Union Pacific


Shafter
766.04
MCI
Union Pacific


Pilot
795.30
MCI
Union Pacific


Salduro
820.77
MCI
Union Pacific


Knolls
845.51
MCI
Union Pacific


Low
870.11
MCI
Union Pacific


Burmester
896.78
MCI
Union Pacific


EQ
911.45=766.42
MCI
Union Pacific


Saltair
776.10
MCI
Union Pacific


Salt Lake
City

MCI
Union Pacific


Note: Between Wells and Wendover, Nevada there are several US Sprint regenerators. They are at same locations as MCI because power sources are very limited.


                                   EXHIBIT H

                  WORLDCOM CONDUIT SYSTEM DESCRIPTION


ROUTE DESCRIPTION: THE ROUTE BEGINS AT A POINT NEAR PEVELY, MISSOURI, AND PROCEEDS IN A NORTHEASTERLY DIRECTION TO A POINT APPROXIMATELY 10 MILES SOUTHEAST OF INDIANAPOLIS, INDIANA











                                                 NEAR INDIANAPOLIS, IN.




                  APPROX. 245 MILES








PEVELY, MO.

                               EXHIBIT I

                         MAINTENANCE AGREEMENT


   THIS MAINTENANCE AGREEMENT (this "Agreement") is entered into this ____ day of February, 1996 by and between QWEST COMMUNICATIONS
CORPORATION, a Delaware corporation ("QWEST"), and WORLDCOM NETWORK SERVICES, INC., a Delaware corporation ("WORLDCOM").

                               RECITALS

   A. QWEST and WORLDCOM are party to that certain IRU Agreement dated February ___, 1996, providing, among other things, (i) a grant by QWEST to WORLDCOM of an indefeasible right of use ("IRU") in certain fibers in the QWEST System; and (ii) a grant by WORLDCOM to QWEST of an option to elect to obtain an IRU in an installed, empty innerduct fiber optic conduit between Pevely, Missouri and Indianapolis, Indiana (the "QWEST Conduit") in the WORLDCOM Conduit System. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the IRU Agreement.

   B. QWEST and WORLDCOM have agreed in the IRU Agreement to enter into this reciprocal Agreement to provide for the maintenance of
(i) Segments of the QWEST System and (ii) the QWEST Conduit.

   Accordingly, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                              ARTICLE I.

                                GENERAL

   1.1 QWEST or WORLDCOM shall provide Scheduled and Unscheduled Maintenance, as defined in Section 1.2 herein, on Segments 1 through 7 on the QWEST System on the terms and conditions set forth herein. The party responsible for operating and maintaining certain Segments of the QWEST System or the QWEST Conduit shall be referred to herein as the "Service Provider." The party receiving benefit from the Service Provider shall be referred to herein as the "Service Recipient."
QWEST shall be the Service Provider and WORLDCOM shall be the Service Recipient for Segments 1, 2, 2A and 3. Subject to Sections 1.2 and
1.3 of the IRU Agreement and upon completion thereof, QWEST shall be the Service Provider and WORLDCOM shall be the Service Recipient for Segments 4, 6 and 7. Subject to Section 1.2 of the IRU Agreement and upon completion thereof, WORLDCOM shall be the Service Provider and QWEST shall be the Service Recipient for Segment 5. Subject to
Section 5.1 of the IRU Agreement, WORLDCOM shall be the Service Provider and QWEST shall be the Service Recipient for the QWEST Conduit.

   1.2 (a) Routine maintenance and repair of the QWEST System or QWEST Conduit, as the case may be, shall be performed by or under the direction of Service Provider ("Scheduled Maintenance"), at Service Provider's reasonable discretion. Scheduled maintenance shall include the following activities:

             (i) Patrol of Segments of QWEST System route on a regularly scheduled basis;

             (ii) Maintenance of a "Call-Before-You-Dig" program and all required and related cable locates;

             (iii) Sign postings along the QWEST System or QWEST Conduit, as the case may be, right-of-way with the number of the local "Call Before You Dig" organization and the 800 number for Service
Provider's "Call Before You Dig" program; and

             (iv) Assignment of fiber maintenance technicians to locations along the route of the QWEST System or QWEST Conduit, as the case may be.

        (b) Maintenance and repair of the QWEST System or QWEST Conduit, as the case may be, which is not Scheduled Maintenance ("Unscheduled Maintenance"), shall be performed by or under the direction of Service Provider. Notwithstanding Service Provider's obligation with respect to the QWEST Conduit, Service Recipient shall have the right to perform restoration and splicing of its cable (the "QWEST Cable") and/or fibers contained in the QWEST Conduit. If Service Recipient elects to perform restoration and splicing on the QWEST Cable and/or fibers, Service Provider shall open the steel conduit and provide access to the QWEST Cable to Service Recipient. Such opening of the steel conduit and access to the QWEST Cable shall be done by Service Provider expeditiously. Service Recipient agrees that WORLDCOM shall be in control of any restoration scene involving the QWEST Conduit. Unscheduled Maintenance shall consist of:

             (i) "Emergency Unscheduled Maintenance" in response to an alarm identification by Service Provider's NCC (as defined in Section 1.4 below), notification by Service Recipient or notification by any third party of any failure, interruption or impairment in the operation of the QWEST System or QWEST Conduit, as the case may be, or any event imminently likely to cause the failure, interruption or impairment in the operation of the QWEST System or the QWEST Conduit, as the case may be.

             (ii) "Non-Emergency Unscheduled Maintenance" in response to any potential service-affecting situation to prevent any failure, interruption or impairment in the operation of the QWEST System or QWEST Conduit, as the case may be.

Service Recipient shall immediately report the need for Unscheduled Maintenance to Service Provider in accordance with procedures promulgated by Service Provider from time to time. Service Provider will log the time of Service Recipient s report, verify the problem and will dispatch personnel as early as possible to take corrective action.

   1.3 It is understood that Service Provider's maintenance and repair duties under this Agreement shall not include maintenance of Service Recipient's electronics, nor do maintenance and repair duties include replacement of equipment, materials or facilities. The maintenance of electronics and the cost of replacement of equipment, materials and facilities shall be borne by Service Recipient.

   1.4 Service Provider shall operate and maintain a Network Control Center ("NCC") staffed twenty-four (24) hours a day, seven (7) days a week by trained and qualified personnel. Service Provider's maintenance employees shall be available for dispatch twenty-four (24) hours a day, seven (7) days a week. Service Provider will use reasonable efforts to have its first maintenance employee at the site requiring Emergency Unscheduled Maintenance activity within

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 hours after the time Service Provider becomes aware of an event requiring Emergency Unscheduled Maintenance. Service Provider shall maintain a toll-free telephone number to contact personnel at the NCC. Service Provider's NCC personnel shall dispatch maintenance and repair personnel along the system to handle and repair problems detected in the QWEST System or QWEST Conduit, as the case may be, (i) through the NCC's remote surveillance equipment, (ii) through the Service Recipient's remote surveillance equipment and upon notification by Service Recipient to Service Provider, or (iii) upon notification by a third party.

   1.5 Service Recipient shall utilize an Operations Escalation List, as updated from time to time to report and seek immediate initial redress of exceptions noted in the performance of Service Provider in meeting maintenance service objectives.

   1.6 Service Recipient will, as necessary, arrange for unescorted access for Service Provider to all sites of the QWEST System or the QWEST Conduit, as the case may be, subject to applicable contractual, underlying, real property and other third-party limitations and restrictions.

   1.7 In performing its services hereunder, Service Provider shall take workmanlike care to prevent impairment to the signal continuity and performance of the QWEST System or QWEST Conduit, as the case may be. The precautions to be taken by Service Provider shall include notification to Service Recipient. In addition, Service Provider shall reasonably cooperate with Service Recipient in sharing information and analyzing the disturbances regarding the Cable or the QWEST Cable, as the case may be, and/or fibers. In the event that any Scheduled or Unscheduled Maintenance hereunder requires a traffic roll or reconfiguration involving cable, fiber, electronic equipment, or regeneration or other facilities of the Service Recipient, then Service Recipient shall, at Service Provider's reasonable request, make such personnel of Service Recipient available as may be necessary in order to accomplish such maintenance, which personnel shall coordinate and cooperate with Service Provider in performing such maintenance as required of Service Provider hereunder.

   1.8 Service Provider shall use its best effort to notify Service Recipient ten (10) days prior to the date of any Scheduled Maintenance. In the event that Scheduled Maintenance is canceled or delayed for whatever reason as previously notified, Service Provider shall notify Service Recipient at Service Provider's earliest opportunity, and will comply with the provisions of the previous sentence to reschedule any delayed activity.

                              ARTICLE II.

                              FACILITIES

   2.1 Service Provider shall maintain Segment(s) in a manner which will permit normal operation of the equipment associated with each Segment.

   2.2  Service Provider shall perform appropriate Scheduled
Maintenance on the Cable and QWEST Cable in accordance with Service Provider's then current preventative maintenance procedures, which shall not substantially deviate from industry practice.

   2.3  Service Recipient will perform all maintenance on Service
Recipient equipment.

   2.4 In no event shall Service Recipient attempt to open the pipeline or other facility in which the QWEST Conduit is encased.

                             ARTICLE III.

                             CABLE/FIBERS

   3.1 Subject to the provisions of Section 3.2 hereof, Service Provider shall maintain the Cable and the QWEST Cable, as the case may be, in good and operable condition and shall repair the Cable and QWEST Cable, as the case may be, in a workmanlike manner pursuant to
Section 3.4 hereof.

   3.2 Service Provider shall have qualified representatives on site any time Service Provider has knowledge that another person or entity is crossing the Cable or QWEST Cable, as the case may be, or digging within five (5) feet of the Cable or QWEST Cable, as the case may be.

   3.2 Service Provider maintenance employees shall be responsible for correcting or repairing cable discontinuity or damage, including but not limited to, Emergency Unscheduled Maintenance of the Cable or QWEST Cable, as the case may be. Service Provider shall use reasonable efforts to repair cable traffic-affecting discontinuity within four (4) hours after the Service Provider maintenance employee's arrival at the problem site. Service Provider shall maintain sufficient capability to teleconference with Service Recipient during an Emergency Unscheduled Maintenance in order to provide continuous communication. Within twenty-four (24) hours after completion of an Emergency Unscheduled Maintenance, Service Provider shall commence its planning for permanent repair, shall notify Service Recipient of such plans, and shall implement such permanent repair within an appropriate time thereafter. Restoration of open fibers on fiber strands not immediately required for service shall be completed on a mutually-agreed-upon schedule. If the fiber is required for immediate service, the repair shall be scheduled for the next available Planned Service Work Period (PSWP) weekend.

   3.4 Service Provider shall comply with the Splicing Specifications as provided in Exhibit D to the IRU Agreement. Service Provider shall provide to Service Recipient any modifications to these Specifications for Service Recipient's approval, which shall not be unreasonably withheld.

   3.5 Service Provider's representatives that are responsible for initial restoration of a cut cable shall carry on their vehicles the appropriate equipment to be able to quickly put the cut cable back together using a temporary splice. The objective is to get the cut cable back in an operating condition in as little time as possible. Service Provider shall also maintain an inventory of spare cable in storage facilities supplied and maintained by Service Provider at strategic locations to facilitate timely restoration; provided that such inventory of cable shall be as provided on cable reel trailers by QWEST to the Service Provider at QWEST's initial cost, subject to subsequent reimbursement to QWEST to the extent that the cost of such fiber is allocated to other Interest Holders (as that term is defined in Section 7.2 below) in connection with the allocation of the Costs associated with Unscheduled Maintenance pursuant to Section 7.2.

                              ARTICLE IV.

                  PLANNED SERVICE WORK PERIOD (PSWP)

   4.1 Scheduled Maintenance which is reasonably expected to produce any signal discontinuity must be coordinated between the parties. Generally, this work should be scheduled after midnight and before 6:00 a.m. local time. Major system work such as fiber rolls and hot cuts will be scheduled for PSWP weekends. A calendar showing approved PSWP weekends will be agreed upon in the last quarter of every year for the year to come. The intent is to avoid jeopardy work on the first and last weekends of the month and high traffic holidays.

                              ARTICLE V.

                              RESTORATION

   5.1 Service Provider shall use its best efforts to respond to any interruption of service or a failure of the fibers to perform in accordance with the specifications in Exhibit D (in any event, an "Outage") as quickly as possible in accordance with the procedures set forth herein. In the event the Outage is not cured within twelve (12) hours, Emergency Unscheduled Maintenance may be performed by Service Recipient ("Service Recipient Emergency Unscheduled Maintenance"), provided that the parties have agreed in writing prior to such Outage as to the emergency operational procedures, notifications and other limitations applicable to such Service Recipient Emergency Unscheduled Maintenance. The written agreement regarding Service Recipient Unscheduled Emergency Maintenance shall provide, among such other terms as the parties may agree upon, that (i) Service Recipient may access any part of the QWEST System or QWEST Conduit, as the case may be, to perform such service subject to underlying real property or other contractual rights applicable to any such location; (ii) in the event Service Recipient requires Service Provider personnel to unlock any facility, Service Provider shall cooperate fully with Service Recipient to allow Service Recipient access; and (iii) in those parts of the QWEST System or QWEST Conduit, as the case may be, that Service Recipient does not require Service Provider personnel to enter Service Provider facilities, Service Recipient shall provide Service Provider with oral notification of those parts of the QWEST System or QWEST Conduit, as the case may be, that were entered as soon as possible. Service Recipient shall only use the preceding rights to enter the QWEST System or QWEST Conduit, as the case may be, to the extent necessary for the emergency situation and in a manner consistent with the written agreement of the parties pertaining thereto. Service Provider shall reimburse Service Recipient its Costs, as defined in
Section 7.3 ) hereof, of providing such Service Recipient Emergency Unscheduled Maintenance. Service Recipient shall provide supporting documentation for such Costs.

   5.2 (a) When restoring a cut Cable in the QWEST System, the parties agree to work together to restore all traffic as quickly as possible. Service Provider, immediately upon arriving on the site of the cut, shall determine the course of action to be taken to restore the Cable and shall begin restoration efforts. Service Provider shall initially splice the lit fibers in a buffer tube of its choice. Once continuity is established in such lit fibers allowing transmission systems to come back on line, Service Provider shall then begin splicing a buffer tube chosen by Service Recipient to restore all lit fibers in such buffer tube. Thereafter, Service Provider will alternate this process between Service Provider and Service Recipient chosen buffer tubes until all lit fibers in all buffer tubes are spliced and all traffic restored.

        (b) When working on the WORLDCOM Conduit System, Service Provider immediately upon arriving on the site of the cut shall determine the course of action to be taken to restore the cables (including the QWEST Cable) therein and shall begin restoration efforts. Service Provider will lay out the restoration cables and shall initially splice the lit fibers in the Service Provider's cables. Once all of Service Provider's lit fibers are restored, Service Provider will immediately begin splicing and restoration of the lit fibers in the QWEST Cable: provided that throughout the restoration process QWEST shall be permitted to participate in the restoration of the QWEST Cable as provided in Section 1.2(b).

   5.3 Emergency restoration splicing has as its goal to get service up as quickly as possible. This requires the use of some type of mechanical splice, such as the "3M Fiber Lock" to complete the temporary restoration. Permanent restorations will take place as soon as possible after the temporary splice is complete.

   5.4 If at any time it becomes apparent that an Outage is going to extend beyond eight (8) hours, the corresponding Vice President of each company will work together to determine a plan to restore the Cable or QWEST Cable, as the case may be.

   5.5 Subject to the provisions of Article XXVIII of the IRU Agreement, in the event all or any part of the QWEST System or QWEST Conduit, as the case may be, shall require replacement as a result of the negligent acts or omissions of a party (without contribution to such negligence by the other party) or intentional misconduct of either party, its agents or subcontractors. Such replacement shall be made by Service Provider at the earliest possible time, at the sole cost of the party hereto which is responsible, directly or by delegation, for such negligence or intentional misconduct. In the event all or any part of the QWEST System or QWEST Conduit, as the case may be, shall at any time during the term be found to have not been designed, built, installed or constructed in material accordance with the provisions of the IRU Agreement and Service Recipient reasonably demonstrates that such noncompliance materially and adversely affects the expected economic life of or operating specifications of the fibers, then Service Provider shall within ninety (90) days after such discovery, at its sole cost and expense, correct such defect.

                              ARTICLE VI.

                            SUBCONTRACTING

   6.1 Service Provider may subcontract for maintenance and restoration services hereunder. Notwithstanding any other provisions of this Agreement, Service Provider shall require the subcontractor(s) to meet maintenance and repair standards for the QWEST System or QWEST Conduit, as the case may be, which shall be at least as high as those standards utilized by Service Provider for the maintenance and repair of other portions of its communications systems. The use of any such subcontractor shall not relieve Service Provider of any of its obligations hereunder. In the event Service Provider determines to subcontract for a period exceeding sixty (60) days any substantial portion of its maintenance or restoration work on the QWEST System or QWEST Conduit, as the case may be, it shall give Service Recipient the opportunity to perform such work if Service Recipient agrees to match the rates offered for such work by a mutually approved qualified vendor.

                             ARTICLE VII.

                            FEES AND COSTS

   7.1. Scheduled Maintenance Fees. Subsequent to the Acceptance Date for each Segment, Service Recipient shall pay to Service Provider for performing Scheduled Maintenance an annual fee of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 per route mile for each of Segments 1, 2, 2A and 3 during the Initial Term. Subject to Sections 1.2 and 1.3 of the IRU Agreement and subsequent to the Acceptance Date for each Segment, Service Recipient shall pay to Service Provider for performing Scheduled Maintenance an annual fee of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 per route mile for each of Segments 4, 6 and 7 during the Initial Term. Subject to Section 1.2 of the IRU Agreement and subsequent to the Acceptance Date for each Segment, Service Recipient shall pay to Service Provider for performing Scheduled Maintenance an annual fee of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 per route mile for Segment 5 during the Initial Term.  Subject to
Section 5.1 of the IRU Agreement and subsequent to the QWEST Conduit Acceptance Date, Service Recipient shall pay to Service Provider for performing Scheduled Maintenance an annual fee of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 per route mile for the QWEST Conduit. A quarter of the first such fees for Segments 1 through 7 hereunder will be due and payable thirty
(30) days after the Acceptance Date for each Segment. A quarter of the first such fee for the QWEST Conduit will be due thirty (30) days after the QWEST Conduit Acceptance Date. Thereafter, one quarter of each such fee shall be due quarterly during the Initial Tenn. All fees shall be paid by Service Recipient within thirty (30) days of receipt of invoice therefor. Fees hereunder may be adjusted annually, at Service Provider's sole discretion, beginning with the first anniversary date, for increases in the United States Bureau of Labor Statistics, CPI-U All Services Index (unadjusted), as originally published. Said adjustment shall be hereinafter referred to as "CPI-U Adjustment". Each fee, as adjusted by the CPI-U Adjustment, shall be equal to the product of the fee specified herein multiplied by the fraction (i) whose numerator is the CPI-U All Services for March of the previous calendar year for which the adjustment to the fee is being made, and (ii) whose denominator is the CPI-U All Services for March of the preceding year. The adjusted fee shall remain in effect until the next annual fee is due, when a new adjusted fee fixed pursuant to this provision shall become effective. In no event shall the amount of the fee as adjusted pursuant to this provision be less than the amount of fee in effect for the immediately-preceding year. The parties agree that the Index for March 1995 is defined as 151.4. In the event that the Bureau of Labor Statistics (or any successor organization) changes the current base of the CPI-U from 1982-84 = 100, the calculation of a fee under this provision shall be adjusted to ensure that Service Provider receives the same amount as it would have had, had the base not been changed. In the event the Bureau of Labor Statistics or any successor organization no longer publishes the CPI-U, QWEST shall, subject to WORLDCOM's agreement (which shall not be unreasonably withheld), designate the statistical index it deems most appropriate for calculation of adjustments to a fee and, from the date the CPI-U ceased to be published, such index shall be used to make adjustments in a fee under this provision.

   7.2 Unscheduled Maintenance Fees If the aggregate amount of the Costs of Unscheduled Maintenance required as a result of any single event or multiple, closely related events is less than

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

, such Costs shall be borne by Service Provider. For any other Unscheduled Maintenance, the Costs thereof shall be allocated among the various owners and holders of an IRU or equivalent interest (each, an "Interest Holder") in the conduit, cable and/or fibers affected thereby as follows: (i) Costs of Unscheduled Maintenance solely to or affecting a conduit or cable which houses fibers of a single Interest Holder shall be borne 100% by such Interest Holder; (ii) Costs of Unscheduled Maintenance to or affecting a conduit which houses multiple innerduct conduits, not including such Costs attributable to the repair or replacement of fiber therein, shall be borne proportionately by the Interest Holders in each of the affected innerduct conduits based on the ratio that such affected conduit bears to the total number of affected innerduct conduits, and (iii) Costs of Unscheduled Maintenance attributable to the repair or replacement of fiber, including the acquisition, installation, inspection, testing and splicing thereof, shall be borne proportionately by the Interest Holders in the affected fiber, based on the ratio that the number of affected fibers subject to the interest of each such Interest Holder bears to the total number of affected fibers. All such Costs which are allocated to Service Recipient pursuant to the foregoing provisions shall be the responsibility of and paid by Service Recipient within thirty (30) days after receipt from Service Provider of an invoice therefor.

   7.3 Costs. "Costs" means the actual, direct costs paid or payable in accordance with the established accounting procedures generally used by WORLDCOM or QWEST, as the case may be, and which it utilizes in billing third parties for reimbursable projects, which costs shall include, without limitation, the following: (i) labor costs, including wages and salaries, and benefits and overhead allocable to such labor costs (overhead allocation percentage shall not exceed the lesser of (x) the percentage QWEST or WORLDCOM, as applicable, allocates to its internal projects or (

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

, and (ii) other direct costs and out-of-pocket expenses on a pass-through basis (e.g., equipment, materials, supplies, contract services, etc.).

                             ARTICLE VIII.

                            INDEMNIFICATION

   8.1 Subject to the provisions of Article IX, QWEST hereby releases and agrees to indemnify, defend, protect and hold harmless WORLDCOM, its employees, officers, directors, agents, shareholders and affiliates. from and against and assumes liability for:

        (a) Any injury, loss or damage to any person, tangible property or facilities of any person or entity (including reasonable attorneys' fees and costs), to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of QWEST, its officers, employees, servants, affiliates, agents, contractors, licensees, invitees or vendors in connection with its performance under this Agreement;

        (b) Any claims, liabilities or damages arising out of any violation by QWEST of regulations, rules, statutes or court orders of any local, state or federal governmental agency, court or body in connection with its performance under this Agreement; and

        (c) Any claims, liabilities or damages arising out of any interference with or infringement of the rights of any third party as a result of WORLDCOM's use of the WORLDCOM IRU and the WORLDCOM Fibers in accordance with the provisions of this Agreement.

   8.2 Subject to the provisions of Article IX, WORLDCOM hereby releases and agrees to indemnify, defend, protect and hold harmless QWEST, its employees, officers, directors, agents, shareholders and affiliates, from and against, and assumes liability for:

        (a) Any injury, loss or damage to any person, tangible property or facilities of any person or entity (including reasonable attorneys' fees and costs), to the extent arising out of or resulting from the acts or omissions, negligent or otherwise, of WORLDCOM, its officers, employees, servants, affiliates, agents, contractors, licensees, invitees or vendors in connection with its performance under this Agreement;

        (b) Any claims, liabilities or damages arising out of any violation by WORLDCOM or regulations, rules, statutes or court orders of any local, state or federal governmental agency, court or body in connection with its performance under this Agreement; and

        (c) Any claims, liabilities or damages arising out of any interference with or infringement of the rights of any third party as a result of QWEST's use of the QWEST Conduit accordance with the provisions of this Agreement.

   8.3 The parties hereby expressly recognize and agree that each party's said obligation to indemnify, defend, protect and save the other harmless is not a material obligation to the continuing performance of the parties' other obligations, if any, hereunder. In the event that a party shall fail for any reason to so indemnify, defend, protect and save the other harmless, the injured party hereby expressly recognizes that its sole remedy in such event shall be the right to bring an arbitration proceeding pursuant to the terms of this Agreement against the other party for its damages as a result of the other party's said failure to indemnify, defend, protect and save harmless. These obligations shall survive the expiration or termination of this Agreement.

   8.4 Nothing contained herein shall operate as a limitation on the right of either party hereto to bring an action for damages against any third party, including indirect, special or consequential damages, based on any acts or omissions of such third party as such acts or omissions may affect the construction, operation or use of the WORLDCOM Fibers or the QWEST System or the WORLDCOM Conduit System or the QWEST Conduit, as the case may be; provided, however, that each party hereto shall assign such rights or claims, execute such documents and do whatever else may be reasonably necessary to enable the other party to pursue any such action against such third party.

                              ARTICLE IX.

                        LIMITATION OF LIABILITY

   9.1 Notwithstanding any provision of this Agreement to the contrary, in no event shall either party be liable to the other party for any special, incidental, indirect, punitive or consequential damages, whether foreseeable or not, arising out, of or in connection with transmission interruptions or problems, or any interruption or degradation of service, including, but not limited to, damage or loss of property or equipment, loss of profits or revenue, cost of capital, cost of replacement services, or claims of customers, whether occasioned by any construction, reconstruction, relocation, repair or maintenance performed by, or failed to be performed by the other party or any other cause whatsoever, including, without limitation, breach of contract, breach of warranty, negligence or strict liability all claims for which damages are hereby specifically waived.

                               ARTICLE X

                                NOTICE

   10.1 Except as provided in the Operations Escalation List, all notices and communications concerning this Agreement shall be addressed to the other party as follows:

             If to QWEST:   QWEST Communications Corporation
                            ATTENTION:  President
                            555 Seventeenth Street
                            Denver, Colorado  80202
                            Telephone No.: (303) 291-1400
                            Facsimile No.:  (303) 291-1724

             with a copy to:      QWEST Communications Corporation
                             ATTENTION:  General Counsel
                             555 Seventeenth Street
                             Denver, Colorado  80202
                             Telephone No,: (303) 291-1400
                             Facsimile No.:  (303) 291-1724

             If to WORLDCOM:     WORLDCOM, Inc.
                             c/o WORLDCOM Network Services, Inc.
                             ATTENTION: Vice President - Network
                            Operations
                             One Williams Center
                             Tulsa, Oklahoma  74172
                             Facsimile No.:  (918) 590-5598

             and to:        WORLDCOM Network Services, Inc.
                            ATTENTION: Contract Administration
                            One Williams Center
                            Tulsa, Oklahoma  74172
                            Facsimile No.:  (918) 590-3293

             and, if claiming
             an event of default,
             with a copy to:     Michael D. Cooke
                             Hall, Estill, Hardwick, Gable, Golden &
                          Nelson
                             310 S. Boston Avenue, Suite 400
                             Tulsa, Oklahoma  74105
                             Facsimile No.:  (918) 594-0505

or at such other address as may be designated in writing to the other party.

   10.2 Unless otherwise provided herein, notices shall be hand delivered, sent by registered or certified U.S. Mail, postage prepaid, or by commercial overnight delivery service, or transmitted by facsimile, and shall be deemed served or delivered to the addressee or its office when received at the address for notice specified above when hand delivered, upon confirmation of sending when sent by fax, on the day after being sent when sent by overnight delivery services or three (3) days after deposit in the mail when sent by U.S. mail.

                              ARTICLE XI.

                            CONFIDENTIALITY

   11.1 If the parties to this Agreement have entered into (or later enter into) a Confidentiality Agreement, the terms of such an agreement shall control and Section 11.1 of this Article shall not apply; however, if any such Confidentiality Agreement expires or is no longer effective at any time during the Term of this Agreement, this
Section 11.1 shall be in effect during those periods.

   11.2 In the absence of a separate Confidentiality Agreement between the parties, if either party provides confidential information to the other in writing and identified as such, the receiving party shall protect the confidential information from disclosure to third parties with the same degree of care accorded its own confidential and proprietary information. Neither party shall be required to hold confidential any information which (i) becomes publicly available other than through the recipient; (ii) is required to be disclosed by a governmental or judicial order, rule or regulation; (iii) is independently developed by the disclosing party; or (iv) becomes available to the disclosing party without restriction from a third party. These obligations shall survive expiration or termination of this Agreement.

   11.3 Notwithstanding Sections 11.1 and 11.2 of this Article, confidential information shall not include information disclosed by the receiving party as required by applicable law or regulation; provided that the information disclosed is limited to the existence and general nature of the relationship between the parties, including, as required, the scope, approximate revenues, purposes and expectations related to such relationship and a description of any disputes relating thereto. Notwithstanding the foregoing, this Agreement may be provided to any governmental agency or court of competent jurisdiction to the extent required by applicable law.

                             ARTICLE XII.

                             FORCE MAJEURE

   12.1 Neither party shall be in default under this Agreement to the extent that any delay in such party's performance is caused by any of the following conditions, and such party's performance shall be excused and extended during the period of any such delay: act of God; fire; flood; fiber, cable or other material shortages or unavailability or other delay in delivery not resulting from the responsible party's failure to timely place orders therefor (it being expressly acknowledged that the fiber optic cable that is being acquired for and installed in the QWEST System and that will include the WORLDCOM Fiber must include higher fiber counts than that necessary solely for the WORLDCOM Fiber in order to permit completion of the entire QWEST System), lack of delay in transportation" government codes, ordinances, laws, rules, regulations or restrictions (collectively, "Regulations") (but not to the extent the delay caused by such Regulations could be reasonably avoided by rerouting the Cable); war or civil disorder; failure of a third party to grant a required permit, easement or other required authorization for use of the intended right-of-way (provided that such required authorization was sought and pursued on a timely and reasonable best efforts basis) or any other cause beyond the commercially-reasonable control of such party, provided that the party claiming relief under this Article shall promptly notify the other in writing of the existence of the event relied on and the cessation or termination of said event. The party claiming relief under this Article shall exercise reasonable efforts to minimize the time for any such delay.

                             ARTICLE XIII.

                              ARBITRATION

   13.1 Any dispute or disagreement arising between QWEST and WORLDCOM in connection with this Agreement which is not settled to the mutual satisfaction of QWEST and WORLDCOM within thirty (30) days from the date that either party informs the other in writing that such dispute or disagreement exists, shall be settled by arbitration in Kansas City, Missouri, in accordance with the Commercial Arbitration Rules of the American Arbitration Association in effect on the date that such notice is given. If the parties are unable to agree on a single arbitrator within fifteen (15) days, each party shall select an arbitrator and the two (2) arbitrators shall mutually select a third arbitrator, the three of whom shall serve as an arbitration panel.
The decision of the arbitrator(s) shall be final and binding upon the parties and shall include written findings of law and fact, and judgment may be obtained thereon by either party in a court of competent Jurisdiction. Each party shall bear the cost of preparing and presenting its own case. The cost of the arbitration, including the fees and expenses of the arbitrator(s), shall be shared equally by the parties hereto unless the award otherwise provides.

   13.2 The obligation herein to arbitrate shall not be binding upon any party with respect to requests for preliminary injunctions, temporary restraining orders or other similar temporary procedures in a court of competent jurisdiction to obtain interim relief when deemed necessary by such court to preserve the status quo or prevent irreparable injury pending resolution by arbitration of the actual dispute. It is not the intention of the parties that such injunctive procedures shall be in lieu of, or cause substantial delay to, any arbitration proceeding commenced under Section 13.1 above.

                             ARTICLE XIV.

                                WAIVER

   14.1 The failure of either party hereto to enforce any of the provisions of this Agreement, or the waiver thereof in any instance, shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall nevertheless be and remain in full force and effect.

                              ARTICLE XV.

                              ASSIGNMENT

   15.1 Except as provided in Section 6.1, QWEST shall not assign, encumber or otherwise transfer this Agreement or its rights or obligations hereunder to any other party without the prior written consent of WORLDCOM, which consent will not be unreasonably withheld or delayed. QWEST shall have the right, without WORLDCOM's consent, to assign or otherwise transfer this Agreement (i) as collateral to any institutional lender to QWEST subject to the prior rights and obligations of the parties hereunder, (ii) to any parent, subsidiary or affiliate of QWEST, (iii) to any person, firm or corporation which shall control, be under the control of or be under common control with QWEST, or (iv) any corporation or other entity into which QWEST may be merged or consolidated or which purchases all or substantially all of the assets of QWEST; provided that the assignee or transferee in any such circumstance shall continue to be subject to all of the provisions of this Agreement, including without limitation, this
Section 15.1; and provided further that, promptly following any such assignment or transfer, QWEST shall give WORLDCOM written notice identifying the assignee or transferee; and provided further that any such assignment or transfer shall be conditioned upon the corresponding assignment or transfer of QWEST's rights and obligations under the IRU Agreement. In the event of any permitted partial assignment of any rights hereunder, QWEST shall remain the sole point of contact with WORLDCOM.

   15.2 Except as provided in 6.1, WORLDCOM shall not assign, encumber or otherwise transfer this Agreement or its rights or obligations hereunder to any other party without the prior written consent of QWEST, which consent will not be unreasonably withheld or delayed. WORLDCOM shall have the right, without QWEST's consent, to assign or otherwise transfer this Agreement (i) as collateral to any institutional lender to WORLDCOM subject to the prior rights and obligations of the parties hereunder, (ii) to any parent, subsidiary or affiliate of WORLDCOM, (iii) to any person, firm or corporation which shall control, be under the control of or be under common control with WORLDCOM, or (iv) any corporation into which WORLDCOM may be merged or consolidated or which purchases all or substantially all of the assets of WORLDCOM; provided that the assignee or transferee in any such circumstance shall continue to be subject to all of the provisions of this Agreement, including without limitation this
Section 15.2; and provided further that, promptly following any such assignment or transfer, WORLDCOM shall give written notice identifying the assignee or transferee; and provided further that any such assignment or transfer shall be conditioned upon the corresponding assignment or transfer of WORLDCOM's rights and obligations under the IRU Agreement. In the event of any permitted partial assignment of any rights hereunder, WORLDCOM shall remain the sole point of contact with QWEST.

   15.3 This Agreement and each of the parties' respective rights and obligations under this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective permitted successors and assigns.

                             ARTICLE XVI.

                             GOVERNING LAW

   16.1 This Agreement shall be governed by, and construed in accordance with the domestic laws of the State of Colorado, without reference to its choice of law principles.

                             ARTICLE XVII.

                         RULES OF CONSTRUCTION

   17.1 The captions or headings in this Agreement are strictly for convenience and shall not be considered in interpreting this Agreement or as amplifying or limiting any of its content. Words in this Agreement which import the singular connotation shall be interpreted as plural, and words which import the plural connotation shall be interpreted as singular, as the identity of the parties or objects referred to may require.

   17.2 Unless expressly defined herein, words having well known technical or trade meanings shall be so construed. All listing of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires.

   17.3 Except as set forth to the contrary herein, any right or remedy of WORLDCOM or QWEST shall be cumulative and without prejudice to any other right or remedy, whether contained herein or not.

   17.4 Nothing in this Agreement is intended to provide any legal rights to anyone not an executing party of this Agreement.

   17.5 This Agreement has been fully negotiated between and jointly drafted by the parties.

   17.6 In the event of a conflict between the provisions of this Agreement and those of any Exhibit, the provisions of this Agreement shall prevail and such Exhibits shall be corrected accordingly.

   17.7 All actions, activities, consents, approvals and other undertakings of the parties in this Agreement shall be performed in a reasonable and timely manner, it being expressly acknowledged and understood that time is of the essence in the performance of obligations required to be performed by a date expressly specified herein. Except as specifically set forth herein, for the purpose of this Article the normal standards of performance within the telecommunications industry in the relevant market shall be the measure of whether a party's performance is reasonable and timely.

                            ARTICLE XVIII.

                      ENTIRE AGREEMENT; AMENDMENT

   18.1 This Agreement, together with the IRU Agreement, any Regeneration Sharing Agreement, and any Confidentiality Agreement entered into in connection herewith, constitutes the entire and final agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to the subject matter hereof (including, without limitation that certain letter agreement between the parties dated February 2, 1996) which are of no further force or effect. The Exhibits referred to herein are integral parts hereof and are hereby made a part of this Agreement. This Agreement may only be modified or supplemented by an instrument in writing executed by a duly authorized representative of each party.

                             ARTICLE XIX.

                         NO PERSONAL LIABILITY

   19.1 Each action or claim against any party arising under or relating to this Agreement shall be made only against such party as a corporation and any liability relating thereto shall be enforceable only against the corporate assets of such party. No party shall seek to pierce the corporate veil or otherwise seek to impose any liability relating to, or arising from, this Agreement against any shareholder, employee, officer or director of the other party. Each of such persons is an intended beneficiary of the mutual promises set forth in this Article and shall be entitled to enforce the obligations of this Article.

                              ARTICLE XX.

                         CONFLICTS OF INTEREST

   20.1 Neither party shall use any funds received under this Agreement for illegal purposes. Neither party shall pay any commission, fees or rebates to any employee of the other party, or favor any employee of such other party with gifts or entertainment of significant cost or value intended to influence the actions of such employee in a manner inconsistent with that employee's duty of loyalty to its employer. If either party has reasonable cause to believe that one of the provisions in this Article has been violated, it, or its representative, may audit the relevant books and records of the other party for the sole purpose of establishing compliance with such provisions.

                             ARTICLE XXI.

                      RELATIONSHIP OF THE PARTIES

   21.1 The relationship between WORLDCOM and QWEST shall not be that of partners, agents or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including but not limited to federal income tax purposes. WORLDCOM and QWEST, in performing any of their obligations hereunder, shall be independent contractors or independent parties and shall discharge their contractual obligations at their own risk.

                             ARTICLE XXII.

                                DEFAULT

   22.1 With respect to all payments required to be made by WORLDCOM hereunder, WORLDCOM shall be in default hereunder if such payment is not paid on the date due and payable hereunder, and from and after such date such unpaid amount shall bear interest until paid at a rate equal to the rate set forth in Article XXIV. With respect to all non-payment obligations, WORLDCOM shall be in default under this Agreement thirty (30) days after QWEST shall have given WORLDCOM written notice of such default unless WORLDCOM shall have cured such default or such default is otherwise waived within such thirty (30) days; provided, however, that where such default cannot reasonably be cured within such thirty (30) day period, if WORLDCOM shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such default shall be extended for such period of time as may be necessary to complete such curing. Events of default also shall include, but not be limited to, the making by WORLDCOM of a general assignment for the benefit of its creditors, the filing of a voluntary petition in bankruptcy or the filing of a petition in bankruptcy or other insolvency, protection against WORLDCOM which is not dismissed within ninety (90) days thereafter, or the filing by WORLDCOM of any petition or answer seeking, consenting to, or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief. Any event of default by WORLDCOM may be waived under the terms of this Agreement at QWEST's option. Upon the failure by WORLDCOM to timely cure any such default after notice thereof from QWEST, QWEST may (i) take such action as it determines, in its sole discretion, to be necessary to correct the default and (ii) pursue any legal remedies it may have under applicable law or principles of equity relating to such breach. Notwithstanding the above, if WORLDCOM certifies in good faith to QWEST in writing that a default has been cured, such default shall be deemed to be cured unless QWEST otherwise notifies WORLDCOM in writing within fifteen (15) days of receipt of such notice from WORLDCOM.

   22.2. With respect to all payments required to be made by QWEST hereunder, QWEST shall be in default hereunder if such payment is not paid on the date due and payable hereunder, and from and after such date such unpaid amount shall bear interest until paid at a rate equal to the rate set forth in Article XXIV. With respect to all non-payment obligations, QWEST shall be in default under this Agreement thirty (30) days after WORLDCOM shall have given QWEST written notice of such default unless QWEST shall have cured such default or such default is otherwise waived within such thirty (30) days; provided, however, that where such default cannot reasonably be cured within such thirty (30) day period, if QWEST shall proceed promptly to cure the same and prosecute such curing with due diligence, the time for curing such default shall be extended for such period of time as may be necessary to complete such curing. Events of default shall also include, but not be limited to, the making by QWEST of a general assignment for the benefit of its creditors, the filing of a voluntary petition in bankruptcy or the filing of a petition in bankruptcy or other insolvency protection against QWEST which is not dismissed within ninety (90) days thereafter, or the filing by QWEST of any petition or answer seeking, consenting to or acquiescing in reorganization, arrangement, adjustment, composition, liquidation, dissolution or similar relief. Any event of default by QWEST may be waived under the terms of this Agreement at WORLDCOM's option. Upon the failure by QWEST to timely cure any such default after notice thereof from WORLDCOM, WORLDCOM may (i) take such action as it determines, in its sole discretion, to be necessary to correct the default, and (ii) pursue any legal remedies it may have under applicable law or principles of equity, relating to such breach. Notwithstanding the above, if QWEST certifies in good faith to WORLDCOM in writing that a default has been cured, such default shall be deemed to be cured unless WORLDCOM otherwise notifies QWEST in writing within fifteen (15) days of receipt of such notice from QWEST.

                             ARTICLE XXII.

                                 TERM

   23.1 The initial term of this Agreement shall begin on the date hereof and terminate on a date

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 years from the date hereof (the
"Initial Term"). This Agreement shall be renewable for three succeeding additional

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

year terms (each, an "Additional Term") at the election of Service Recipient for the maintenance of each Segment of the QWEST System or the QWEST Conduit, as the case may be, provided by Service Provider hereunder. Any fees to be made under any such Additional Term shall be negotiated in good faith by both parties at the time of such renewal.

   23.2 If this Agreement expires or terminates prior to the end of the Term of the IRU Agreement with respect to the QWEST Conduit or the QWEST System, the provisions of this Agreement relating to access by QWEST to the QWEST Conduit, or by WORLDCOM to the QWEST System for purposes of maintenance thereof, shall survive the expiration or termination hereof and continue to apply for the remaining Term of the IRU Agreement with respect to the QWEST Conduit and the QWEST System, respectively.

                             ARTICLE XXIV.

                             LATE PAYMENTS

   24.1 In the event a party shall fail to make any payment under this Agreement when due, such amounts shall accrue interest, from the date such payment is due until paid, including accrued interest, at an annual rate equal to

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 of the prime rate of interest published by The Wall Street Journal as the base rate on corporate loans posted by a percentage of the nation's largest banks on the date any such payment is due or, if lower, the highest percentage allowed by law.

                             ARTICLE XXV.

                             SEVERABILITY

   25.1 If any term, covenant or condition contained herein shall, to any extent, be invalid or unenforceable in any respect under the laws governing this Agreement, the remainder of this Agreement shall not be affected thereby and each term, covenant or condition of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

                             ARTICLE XXVI.

                        THIRD PARTY WARRANTIES

   26.1 In the event any maintenance or repairs to the QWEST System are required as a result of a breach of any warranty made by any manufacturers, contractors or vendors, QWEST, as applicable, shall pursue any remedies it may have against such manufacturers, contractors or vendors, and QWEST shall reimburse WORLDCOM's costs for any maintenance WORLDCOM has incurred as a result of any such breach of warranty to the extent the manufacturer, contractor or vendor has paid such costs. In the event any maintenance or repairs to the WORLDCOM Conduit System are required as a result of a breach of any warranty made by any manufacturers, contractors or vendors, WORLDCOM, as applicable, shall pursue any remedies it may have against such manufacturers, contractors or vendors. and WORLDCOM shall reimburse QWEST's costs for any maintenance QWEST has incurred as a result of any such breach of warranty to the extent the manufacturer, contractor or vendor has paid such costs.

   27.1 This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

   In confirmation of their consent and agreement to the terms and conditions contained in this Maintenance Agreement and, intending to be legally bound hereby, the parties have executed this Maintenance Agreement as of the date first above written.

   "QWEST":

   QWEST COMMUNICATIONS CORPORATION, a
   Delaware corporation


   By:
   Name:                         Douglas H. Hanson
   Title:                        President and Chief Executive
                                 Officer


   "WORLDCOM":

   WORLDCOM NETWORK SERVICES, INC., a
   Delaware corporation


   By:
   Name:                         Scott Sullivan
   Title:                        Chief Financial Officer

                               EXHIBIT J

                Contract Pricing/Payment Schedule


A.  Allocated Segment Pricing (Segments 1, 2, 3, 4, 5 and 6)

       Distance          Segment          City Pairs          Price

       269 miles         Segment 1      Dallas-Houston      $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



       749 miles         Segment 2      Denver-El Paso      $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



       871 miles         Segment 3      Santa Clara -
                                         Salt Lake City     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     1,889 miles       Segments 1,2,3                       $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



       752 miles         Segment 4      Oakland-Portland    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



       691 miles         Segment 5      Cleveland-Boston    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



       182 miles         Segment 6      Portland-Seattle    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     1,625 miles       Segments 4,5,6                       $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     3,514 miles     Segments 1,2,3,4,5,6                   $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##




B.  Payment Schedule

    SEGMENT 1:                 DALLAS TO HOUSTON
    Assumed Distance:          269 miles
    Allocated Contract Price:  $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



         Payment

     1.  Initial deposit of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% of Segment 1 Contract Price      $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     2.  Total Segment 1 fiber cost*                            $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     3.  Due upon

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% completion of Segment                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     4.  Due upon

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% completion of Segment                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     5.  Due upon

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% completion of Segment                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     6.  Due upon Acceptance Date of Segment                    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     7.  Due upon delivery of final "As-Builts" for Segment     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



          TOTAL                                                 $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##




   SEGMENT 2:                   DENVER TO EL PASO
   Assumed Distance:            749 miles
   Allocated Contract Price:    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     1.  Initial deposit of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% of Segment 2 Contract Price      $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     2.  Total Segment 2 fiber cost*                            $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     3.  Due upon

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% completion of Segment                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     4.  Due upon

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% completion of Segment                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     5.  Due upon

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% completion of Segment                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     6.  Due upon Acceptance Date of Segment                    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     7.  Due upon delivery of final "As-Builts" for Segment     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



          TOTAL                                                 $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##




   SEGMENT 2A:                  LAMY TO SANTA FE
   Assumed Distance:            17 miles
   Allocated Contract Price:    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     1.  Initial deposit of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% of Segment 2A Contract Price     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     2.  Total Segment 2A fiber cost*                           $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     3.  Due upon

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% completion of Segment                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     4.  Due upon

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% completion of Segment                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     5.  Due upon

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% completion of Segment                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     6.  Due upon Acceptance Date of Segment                    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     7.  Due upon delivery of final "As-Builts" for Segment     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



          TOTAL                                                 $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##




   SEGMENT 3:                   SANTA CLARA TO SALT LAKE CITY
   Assumed Distance:            871 miles
   Allocated Contract Price:    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     1.  Initial deposit of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% of Segment 3 Contract Price      $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     2.  Total Segment 3 fiber cost*                            $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     3.  Due upon

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% completion of Segment                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     4.  Due upon

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% completion of Segment                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     5.  Due upon

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% completion of Segment                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     6.  Due upon Acceptance Date of Segment                    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     7.  Due upon delivery of final "As-Builts" for Segment     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



          TOTAL                                                 $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##




   SEGMENT 4:                   OAKLAND TO PORTLAND
   Assumed Distance:            752 miles
   Allocated Contract Price:    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



         Payment

     1.  Initial deposit of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% of Segment 4 Contract Price      $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     2.  Total Segment 4 fiber cost*                             $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     3.  Aggregate monthly progress payments**:

         (a)  $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per foot of cable ready conduit            $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##


         (b)  $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per foot of cable installed and spliced    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     4.

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% As-Built Reserve                                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



          TOTAL                                                  $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##




   SEGMENT 5:                   CLEVELAND TO BOSTON
   Assumed Distance:            691 miles
   Allocated Contract Price:    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



         Payment

     1.  Initial deposit of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% of Segment 5 Contract Price      $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     2.  Total Segment 5 fiber cost*                             $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     3.  Aggregate monthly progress payments**:

         (a)  $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per foot of cable ready conduit            $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##


         (b)  $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per foot of cable installed and spliced    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     4.

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% As-Built Reserve                                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



          TOTAL                                                  $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##




   SEGMENT 6:                   PORTLAND TO SEATTLE
   Assumed Distance:            182 miles
   Allocated Contract Price:    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



         Payment

     1.  Initial deposit of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% of Segment 6 Contract Price      $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     2.  Total Segment 6 fiber cost*                             $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     3.  Aggregate monthly progress payments**:

         (a)  $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per foot of cable ready conduit            $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##


         (b)  $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per foot of cable installed and spliced    $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



     4.

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% As-Built Reserve                                     $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##



          TOTAL                                                  $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##




   SEGMENT 7:                   KANSAS CITY TO ST. LOUIS
   Contract Price:              $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per mile

         Payment

     1.  Initial deposit of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% of Segment 7 Contract Price   $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 per mile

     2.  Total Segment 7 fiber cost*                          $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 per mile

     3.  Monthly progress payments:  $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per foot of
         cable installed and spliced                          $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per mile

     4.

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% As-Built Reserve                                  $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 per mile

          TOTAL                                               $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per mile

_________________________

* All payments for the cost of the WORLDCOM Fiber to be incorporated in each Segment are based on an assumed cost of

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 per fiber foot, or $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per 24 fiber foot, and assume

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

% excess fiber for slack. Fiber cost for each Segment will be billed as QWEST receives invoices from the fiber vendor, but in no event shall the invoices to be paid by WORLDCOM for the WORLDCOM Fiber incorporated in any Segment exceed the amount reflected for each Segment as the total fiber cost for such Segment.

** Monthly progress payments not to be invoiced until construction starts between Roseville and Portland

C.  Incremental Fiber Cost Under Section 1.1(b).

    The incremental Cost to WORLDCOM of the additional twenty-four
(24) Dark Fibers (Corning SMF-DS) on that portion of Segment 3 between Santa Clara and Oakland pursuant to Section 1.1(b) shall be $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per 24 fiber foot.

D.  Incremental Fiber Cost Under Section 1.7(ii).

    The incremental Cost to QWEST of the twenty-four (24) Dark Fibers (Corning SMF-LS) described in Section 1.7(ii) in the WORLDCOM
Portland/Seattle System shall be $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per 24 fiber foot.

E.  Incremental Fiber Cost Under Section 1.6.

    The incremental Cost to WORLDCOM of the twelve (12) Dark Fibers (Corning SMF-DS) subject to the Connective IRU and the O/SC IRU shall be $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per 12 fiber foot.

                               EXHIBIT K

                   As-Built Drawing Specifications


As Built Alignment Sheets.

     Survey information (either from existing date or new information) will be put on drawings.

     Drawings will contain cable information, splice locations, assist point locations with permanent structures, landowner information, conduit information, regen locations and optical distances to each regen from each splice location. Railroad mile posts are used as fixed points for stationing.

     Drawings will be updated with actual field data during and after construction.

     Metro areas scale shall not exceed 1 inch = 200 feet.

     Rural areas scale shall not exceed 1 inch = 500 feet.

     Cable information shall include manufacturer and type of fiber, and manufacturer and style of cable.

     Red line drawings will be provided at the time of acceptance.

     Final as-builts will be provided within 180 days after acceptance.


                   FIRST AMENDMENT TO IRU AGREEMENT

     This FIRST AMENDMENT TO IRU AGREEMENT (this "Amendment") is made and entered into as of the ___ day of June, 1996, by and between QWEST COMMUNICATIONS CORPORATION, a Delaware Corporation ("QWEST"), and WORLDCOM NETWORK SERVICES, INC., a Delaware corporation ("WORLDCOM").

                               RECITALS

     A. QWEST and WORLDCOM are parties to that certain IRU Agreement dated February 26, 1996, providing, among other things, for the grant by QWEST to WORLDCOM of an exclusive IRU in certain Dark Fibers in the QWEST System. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the IRU Agreement.

     B. QWEST and WORLDCOM desire to amend the IRU Agreement to include twelve (12) additional Dark Fibers on a portion of Segment 2 of the QWEST System.

     Accordingly, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the IRU Agreement as follows:

     1. Section 1.1(a) of the IRU Agreement is hereby amended by adding at the end of such Section the following:

     Effective as of the Acceptance Date for Segment 2 delivered hereunder, QWEST hereby grants to WORLDCOM an Indefeasible Right of Use, for the purposes described herein, in twelve (12) Dark Fibers (the "Additional Fibers"), to be specifically identified, in the QWEST System between the WORLDCOM POP in Denver and the point on the QWEST System right-of-way where the MCI Telecommunications Corporation cable leaves the right-of-way in the downtown area of Colorado Springs, Colorado (the "Additional IRU"), for the Term, all on the terms and subject to the conditions set forth herein. Each reference in this Agreement to the "WORLDCOM Fibers" shall include the Additional Fibers, and each reference in this Agreement to the "WORLDCOM IRU" shall include the Additional IRU.

     2. Section 2.1 of the IRU Agreement is hereby amended to increase the Segment 1-3 Contact Price to $


ATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

, to reflect the aggregate price of the Additional Fibers of $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

(based on $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per route mile for approximately 75 miles; the "Additional Segment 2 Contract Price"). The Additional Segment 2 Contract Price ;shall be due and payable in accordance with Section 2.1(a)(ii), i.e. ten (10) days after submission by QWEST to WORLDCOM of the invoice(s) QWEST receives from the fiber vendor for the Cable including the Additional Fibers. Exhibit J to the IRU Agreement is hereby amended to reflect the foregoing by (i) amending Part A thereof to increase (A) the Contract Price allocated to Segment 2 from $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

to $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

and (B) the total Contract Price for Segments 1, 2 and 3 from $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

to $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

and (ii) amending Part B thereof to increase (A) the total Allocated Contract Price from $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

to $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

and (B) the amount of the total Segment 2 fiber cost from $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

to $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

 .

     3. On and after the execution of this Amendment, each reference in the IRU Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the IRU Agreement and each reference in the Maintenance Agreement dated February 26, 1996 by and between QWEST and WORLDCOM to the "IRU Agreement," "thereunder," "thereof" or words of like import referring to the IRU Agreement shall mean the IRU Agreement as amended and modified by this Amendment. The IRU Agreement as amended and modified by this Amendment is and shall continue to be in full force and effect.

     4. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

     In confirmation of their consent and agreement to amend the IRU Agreement and intending to be legally bound hereby, the parties have executed this Amendment to the IRU Agreement as of the date first above written.


                            "QWEST"

                            QWEST COMMUNICATIONS CORPORATION, a Delaware corporation


                            By:/s/
                               Name:     Douglas H. Hanson
                               Title:    President and Chief Executive
                                         Officer


                            "WORLDCOM"

                            WORLDCOM NETWORK SERVICES, INC., a
                            Delaware corporation


                            By:/s/
                               Name:     Gary V. Shaw
                               Title:    V.P. Network Planning and
                                         Operations

                   SECOND AMENDMENT TO IRU AGREEMENT

     This SECOND AMENDMENT TO IRU AGREEMENT (this "Amendment") is made and entered into as of the ___ day of July, 1996, by and between QWEST COMMUNICATIONS CORPORATION, a Delaware Corporation ("QWEST"), and WORLDCOM NETWORK SERVICES, INC., a Delaware corporation ("WORLDCOM").

                               RECITALS

     A. QWEST and WORLDCOM are parties to that certain IRU Agreement dated February 26, 1996, as amended by the First Amendment to IRU Agreement dated as of June 13, 1996 (the "IRU Agreement"), providing, among other things, for the grant by QWEST to WORLDCOM of an exclusive IRU in certain Dark Fibers in the QWEST System. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the IRU Agreement.

     B. QWEST and WORLDCOM desire to amend the IRU Agreement to, among other things, provide for the acquisition by QWEST of an IRU with respect to twenty-four (24) additional Dark Fibers on the WORLDCOM Portland/Seattle System.

     Accordingly, in consideration of the mutual promises set forth below, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the IRU Agreement as follows:

     1. The last sentence of Section 1.7 of the IRU Agreement is hereby amended to change the Section referred to therein from "Section 2.2(b)" to "Section 2.1(b)."

     2. The IRU Agreement is hereby amended to add a new Section 1.9 to such Agreement, which Section will read in its entirety as follows:

     1.9 WORLDCOM hereby acknowledges QWEST'S timely exercise of the option set forth in Section 1.7 above and, in addition to the IRU in forty-eight (48) Dark Fibers to be acquired by QWEST thereunder, hereby grants to QWEST an Indefeasible Right of Use in twenty-four
     (24) Dark Fibers, to be specifically identified (including WORLDCOM Associated Property), in the WORLDCOM Portland/Seattle System, for the Term and on the terms and subject to the conditions set forth herein; provided that the grant of the foregoing IRU in, and the delivery to QWEST of, such twenty-four (24) Dark Fibers shall be subject to and conditioned upon QWEST's prior written notification to WORLDCOM that QWEST has commenced construction of the Optional Phoenix/Los Angeles Segment, as that term is defined in
     Section 1.8. In consideration of the grant of such IRU, QWEST shall pay to WORLDCOM an amount equal to the route miles of the WORLDCOM Portland/Seattle multiplied by $

##MATERIAL OMITTED AND SEPARATELY FILED UNDER AN APPLICATION FOR
CONFIDENTIAL TREATMENT##

per route mile, which amount shall be payable according to the payment methodology applicable under Section 2.1(b).

     3.   The IRU Agreement is hereby amended to add a new
Section 1.10 to such Agreement, which Section will read in its entirety as follows:

     1.10 Each grant of an IRU by WORLDCOM to QWEST under this IRU Agreement is governed by the same terms and subject to the same conditions as the IRUs granted by QWEST to WORLDCOM hereunder, except, for purposes of the IRUs granted by WORLDCOM to QWEST, the references in such terms and conditions to "QWEST" shall refer to "WORLDCOM" and the references to "WORLDCOM" shall refer to "QWEST."

     4. On and after the execution of this Amendment, each reference in the IRU Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the IRU Agreement and each reference in the Maintenance Agreement dated February 26, 1996 by and between QWEST and WORLDCOM to the "IRU Agreement," "thereunder," "thereof," or words of like import referring to the IRU Agreement shall mean the IRU Agreement as amended and modified by this Amendment. The IRU Agreement as amended and modified by this Amendment is and shall continue to be in full force and effect.

     5. This Amendment may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.








                       [Signature page follows]

     In confirmation of their consent and agreement to amend the IRU Agreement and intending to be legally bound hereby, the parties have executed this Amendment to the IRU Agreement as of the date first above written.


                            "QWEST"

                            QWEST COMMUNICATIONS CORPORATION, a Delaware corporation


                            By:/s/
                               Name:      Douglas H. Hanson
                               Title:    President and Chief Executive
                                         Officer


                            "WORLDCOM"

                            WORLDCOM NETWORK SERVICES, INC., a
                            Delaware corporation


                            By: /s/
                               Name:
                               Title: